As Filed with the Securities and
Exchange Commission on April 30, 1998

                                          Registration Statement No. 2-29516
----------------------------------------------------------------------------
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-4
REGISTRATION STATEMENT UNDER THE
SECURITIES ACT OF 1933

      Post-Effective Amendment No. 44                            X
                                   --                          -----

                                    and/or

REGISTRATION STATEMENT UNDER THE
INVESTMENT COMPANY ACT OF 1940

 Amendment No.__                                              _____
                       (Check appropriate box or boxes)

                         CG VARIABLE ANNUITY ACCOUNT I
                     Group Tax Deferred Variable Annuities
-------------------------------------------------------------------------------
                          (Exact Name of Registrant)

                  Connecticut General Life Insurance Company
-------------------------------------------------------------------------------
                              (Name of Depositor)

          900 Cottage Grove Road, Bloomfield, Connecticut             06002
------------------------------------------------------------   ----------------
(Address of Depositor's Principal Executive Offices)              (Zip Code)

Depositor's Telephone Number, including Area Code:   860-726-5832

David C.Kopp, Assistant General Counsel
Connecticut General Life Insurance Company
900 Cottage Grove Road, Bloomfield, CT 06002
-------------------------------------------------------------------------------
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering:    Continuous
                                               --------------------
It is proposed that this filing will become effective (check appropriate space)

 ___immediate upon filing pursuant to paragraph (b) of Rule 486

  x on April 30, 1998 pursuant to paragraph (b) of Rule 486
 ---

 ___60 days after filing pursuant to paragraph (a) of Rule 486

 ___on (date) pursuant to paragraph (a) of Rule 486

The Registrant has registered an indefinite number or amount of securities under the Securities Act of 1933 pursuant to Rule 24f-2. The Rule 24f-2 Notice for the most recent fiscal year was filed on February 28, 1998.

--------------------------------------------------------------------------------
CG Variable Annuity Account I ("VAA-I")
--------------------------------------------------------------------------------


Group Tax Deferred Variable Annuities

Offered by:
Connecticut General Life Insurance Company ("CG Life")
Hartford, Connecticut 06152

(860) 726-6000

  This prospectus contains information about the Group Tax Deferred Variable Annuities ("the Contract") offered by CG Life. The Contract may be issued in connection with annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986, (the "Code").

  This prospectus sets forth concisely the information about the Contract that a prospective investor ought to know before investing. Additional information about the Contract and VAA-I, contained in a Statement of Additional Information, has been filed with the Securities and Exchange Commission. A copy of the Statement of Additional Information is available upon request and without charge by writing to Connecticut General Life Insurance Company, LDS-HO5G, P.O. Box 2975, Hartford, CT 06104 or by calling (860) 534-2175. The Statement of Additional Information has the same date as the date of this prospectus, and is incorporated by reference into this prospectus. A table of contents for the Statement of Additional Information appears on page 21 of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS IS VALID ONLY WHEN ACCOMPANIED BY THE CURRENT PROSPECTUS OF CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND. THIS PROSPECTUS AND THE PROSPECTUS OF CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND SHOULD BE RETAINED FOR FUTURE REFERENCE.

"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," and "500" are trademarks of the Standard & Poor's Corporation (S&P) and have been licensed for use by CG Life. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by S&P, and S&P makes no representation regarding the advisability of investing in the Fund.

PROSPECTUS APRIL 30, 1998

                          TABLE OF CONTENTS

ITEMS                                                                      PAGE
Definitions ...............................................................   3
Synopsis ..................................................................   4
Financial Information .....................................................   6
Description of the Insurance Company, CG Variable
 Annuity Account I and CIGNA Variable Products
 S&P 500 Index Fund .......................................................   7
Deductions and Expenses ...................................................   8
General Description of The Group Variable Annuity Contract ................  11
The Annuity Period ........................................................  13
Death Benefits ............................................................  14
Purchases and Contract Values .............................................  15
Redemptions ...............................................................  16
Federal Tax Status ........................................................  18
Legal Proceedings .........................................................  20
Table of Contents of the Statement of
 Additional Information ...................................................  21

                 The Contract is not available in all states.


NO PERSON IS AUTHORIZED BY CG LIFE TO GIVE INFORMATION OR TO MAKE ANY REPRESENTATION, OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS, IN CONNECTION WITH THE OFFERS CONTAINED IN THIS PROSPECTUS. THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER OF, OR SOLICITATION OF AN OFFER TO ACQUIRE, ANY INTEREST OR PARTICIPATION IN THE VARIABLE ANNUITY CONTRACTS OFFERED BY THIS PROSPECTUS TO ANYONE IN ANY STATE OR JURISDICTION IN WHICH SUCH SOLICITATION OR OFFER MAY NOT BE MADE LAWFULLY.

DEFINITIONS

Accumulation Account: An account established under a Contract to which Net Annual Payments are credited on behalf of a Participant.

Accumulation Unit: A unit of measurement used to determine the value of a Participant's Accumulation Account before Annuity Payments begin.

Annuitant: Any natural person designated under a Contract as the measuring life for annuity payout options involving life contingencies and normally the recipient of Annuity Payments.

Annuity Payment: Periodic payments made to an Annuitant pursuant to a Contract.

Annuity Payment Date: The date Annuity Payments begin under a Contract and the same day of each month thereafter.

Annuity Unit: A unit of measurement used to determine the amount of the Annuity Payments.

Contract:  The Group Tax Deferred Variable Annuities Contract.

Contractholder: The entity (or person) to which a Contract will be issued, normally an employer of participants or an organization representing employers or Participants.

Fund: CIGNA Variable Products S&P 500 Index Fund, a series of shares of CIGNA Variable Products Group, a Massachusetts business trust, registered under the Investment Company Act of 1940 as a diversified, open-end management company, or shares of another registered open-end investment company substituted therefor.

Fund Shares: Shares of the Fund.

Net Annual Payment: The amount of payments made annually on behalf of a Participant less the sales charge and maximum annual administration charge.

Participant: An employee for whom payments have been or are being made under the Contract pursuant to the Plan and for any individual for whom an annuity has not yet been effected under the Contract.

Plan: A retirement plan under which benefits are to be provided pursuant to a Contract described herein.

Purchase Payment: The dollar amount paid to CG Life by or on behalf of a Contractholder. "The net Purchase Payment" is the Purchase Payment reduced by a sales charge and any applicable state premium taxes.

Separate Account: The separate account [CG Variable Annuity Account I ("VAA-I")] established by CG Life under Connecticut law to receive payments under the Contract offered by this Prospectus.

Valuation Date: Each day as of which the Accumulation Unit value and Annuity Unit value are determined.

Valuation Period: Each business day the New York Stock Exchange is open for trading or any other day on which there is a sufficient degree of trading in the portfolio securities of the Separate Account to materially affect the Accumulation Unit value and the Annuity Unit value.

Variable Annuity: A series of periodic payments, the amount of which will increase or decrease to reflect the investment experience of VAA-I.

NOTE: All masculine references in this Prospectus are intended to include the feminine gender. The singular context also includes the plural and vice versa where appropriate.

SYNOPSIS

EXPENSE TABLE
The following Expense Table lists the transaction expenses and the approximate annual expenses related to investment in the separate account and CIGNA Variable Products S&P 500 Index Fund. Below the Expense Table are Examples which show the accumulated amount of these expenses on a one time $1,000 investment, assuming a 5% rate of return, over the stated investment periods.

CONTRACT-OWNER TRANSACTION EXPENSES
Sales Load Imposed on Purchases (maximum)
(as a percentage of purchase payments)                                       9%
Deferred Sales Load (as a percentage of
purchase payments or amount surrendered)                                     0%
Maximum Surrender Fees                                                   $20.00
Maximum Exchange Fee                                                         0%

MAXIMUM ANNUAL ADMINISTRATIVE EXPENSE                                    $20.00
SEPARATE ACCOUNT ANNUAL EXPENSES
(as a percentage of average account value)
Mortality Risk Fees                                                        .40%
Expense Fees                                                               .20%
Total Separate Account Annual Expenses                                     .60%

FUND ANNUAL EXPENSES*
(as a percentage of fund average net assets)
Management Fees (maximum)                                                  .35%
Other Expenses (maximum)                                                   .19%
Total Fund Annual Expenses (maximum)                                       .54%

EXAMPLES                          1 Year      3 Years      5 Years      10 Years
You would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return on assets, and
you surrender your contract
at the end of the applicable
time period:                      $120.43     $141.92      $164.32       $224.80

You would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return on assets, if
you annuitize at the end of
the applicable time period:       $250.43     $271.92      $294.32       $354.80

You would pay the following
expenses on a $1,000
investment, assuming a 5%
annual return on assets, if
you do not surrender your
contract at the end of the
applicable time period:           $100.43     $121.92      $144.32       $204.80

The purpose of the Expense Table is to assist the contractholder in understanding the costs and expenses that a contractholder will bear directly or indirectly. See the section entitled "Deductions and Expenses" for further specific information regarding expenses. For the purposes of the Examples, assume reinvestment of all dividends and distributions. The Expenses should not be considered a representation of past or future expenses. Actual expenses may be greater or less than shown.


*The Fund annual expenses do not flow through directly to the contractholder; amounts credited are net of these expenses.

The Group Tax Deferred Variable Annuities described in this prospectus are primarily designed for annuity purchase plans adopted by public school systems and certain tax-exempt organizations pursuant to Section 403(b) of the Internal Revenue Code of 1986, (the "Code"). The minimum annual payment for each Participant is $200 and the maximum annual payment is provided in the annuity purchase plan adopted pursuant to Section 403(b) of the Code (see "Payment Limits").

The following is a synopsis of certain features of the Contract, together with a cross-reference to the page in this Prospectus where the purchaser may find a more complete description:

  .  Expense Table, page 4.

  . The objective of the Contract, which may or may not be realized, is to accumulate Accumulation Units sufficient to provide the Annuitant with a Variable Annuity which will furnish relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. See "General Description of The Group Variable Annuity Contract," page 11.

  . The Contract provides that, in the event of death of the Annuitant before Annuity Payments begin, CG Life will pay death proceeds to a named beneficiary. See "Death Benefits," page 14.

  . The Contract provides that a Participant may surrender (redeem) his value in the Contract in whole or in part for cash before age 59 1/2 only upon his separation from service, death, disability, or in case of financial hardship. The redemption is subject to a sales charge which will in no event exceed 9%. See "Redemptions", page 16 and "Sales Charge," page 9.

  . An additional income tax may be assessed under the Code in the event of certain early withdrawals. See "Federal Tax Status," page 18.

  . The Contract provides that the annuity rates and Contract charges generally may not be changed adversely to a Contractholder for the duration of the Contract. See "Changes in the Contract," page 12.

  . The Contract provides for transfer of Contract values among other group annuity contracts issued by CG Life. See "Redemptions" page 16.

The objective of the Contract, which may or may not be realized, is to accumulate Accumulation Units sufficient to provide the Annuitant with a Variable Annuity which will furnish relatively level Annuity Payments during periods when the economy is relatively stable and to provide increased Annuity Payments during inflationary and growth periods. CG Life seeks to accomplish this objective by investing Net Annual Payments made under the Contract in shares of the Fund. There is no assurance that this objective will be attained. Historically, the value of a diversified portfolio of common stocks held for an extended period of time has tended to rise during periods of inflation. There has, however, been no exact correlation, and for some periods the values of securities have declined while the cost-of-living was rising. The values under the Contract, both before and after the commencement of Annuity Payments, will increase or decrease to reflect the current value of such equity securities. Thus the investment risk under a Contract is borne by the Contractholder and Participant.

All net payments received on behalf of a Participant under a Contract are credited to VAA-I, a Separate Account established by CG Life under the laws of the State of Connecticut and registered on June 3, 1968 as a unit investment trust under the Investment Company Act of 1940, as amended ("1940 Act"). Such registration does not involve supervision of the investments or investment policies of VAA-I. Amounts credited to VAA-I are used to purchase shares of the Fund at the net asset value of such shares. The Fund is treated as a diversified, open-end investment company under the 1940 Act. The principal objective of the Fund is long-term growth of capital and it is intended that the assets of the Fund will consist principally of a portfolio of common stocks. The Fund will seek to fulfill this objective by attempting to replicate the composition and total return, reduced by Fund expenses, of the Standard & Poor's 500 Composite Stock Price Index. The value of the investments held in the Fund will fluctuate daily and is subject to market risk - i.e., the possibility that common stock prices will decline over short or even extended periods. The U.S. stock market tends to be cyclical, with periods when stock prices generally rise and periods when prices generally decline. Additional information concerning the Fund, including information as to expenses paid by the Fund, is given in the Fund prospectus which accompanies and should be read with this prospectus.

THIS PROSPECTUS AND THE PROSPECTUS OF THE FUND SHOULD BE RETAINED FOR FUTURE REFERENCE.

FINANCIAL INFORMATION
1. Accumulation Unit Values (for an Accumulation Unit outstanding throughout each period):

   The following information should be read in conjunction with the financial statements of VAA-I, which is included in the Statement of Additional Information. This historical data for Accumulation Unit Values is not indicative of future performance.


CG VARIABLE ANNUITY ACCOUNT I
                                                                                   DECEMBER 31,
------------------------------------------------------------------------------------------------------------------------------------

Group Contracts:                   1997      1996      1995        1994     1993      1992     1991       1990      1989      1988
 50 participants or more
 Net asset value:
 Beginning of year               $148.759  $121.763  $ 89.219   $ 88.848 $ 86.503  $ 83.718  $ 61.058  $ 63.737   $ 49.506  $ 44.983

 End of year                      197.749   148.759   121.763     89.219   88.848    86.503    83.718    61.058     63.737    49.506

                                 --------  --------  --------   -------   -------  --------  --------  --------   --------  --------

  Net increase (decrease)
    in net unit value            $ 48.900  $ 26.966  $ 32.544   $ 0.371   $ 2.345  $  2.785  $ 22.660  $ (2.679)  $ 14.231  $  4.523

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========


 Accumulation units
  outstanding:
 End of year                      216,798   238,436   261,172    308,233  353,129   403,359   459,344   500,897    542,091   641,258

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

 Less than 50 participants
       Net asset value:
 Beginning of year               $138.631  $113.772  $ 83.580   $ 83.449 $ 81.459  $ 79.044  $ 57.799  $ 60.491   $ 47.102  $ 42.907

 End of year                      183.806   138.631   113.772    83.580    83.449    81.459    79.044    57.799     60.491    47.102

                                 --------  --------  --------   -------   -------  --------  --------  --------   --------  --------

   Net increase (decrease)
     in net unit value           $ 45.175  $ 24.859  $ 30.192   $ 0.131   $ 1.990  $  2.415  $ 21.245  $ (2.692)  $ 13.389  $  4.195

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

 Accumulation units
  outstanding:
 End of year                       35,265    37,135    45,992    50,443    52,486    63,109    65,565    78,757     87,512   100,880

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

 Tax deferred annuity
  contracts issued after
  May 1, 1976
 Net asset value:
 Beginning of year               $122.149  $100.335  $ 73.775   $ 73.725 $ 72.031  $ 69.957  $ 51.201  $ 53.632   $ 41.797  $ 38.106

 End of year                      161.809   122.149   100.335    73.775    73.725    72.031    69.957    51.201     53.632    41.797

                                 --------  --------  --------   -------   -------  --------  --------  --------   --------  --------

   Net increase (decrease)
     in net unit value           $ 39.660  $ 21.814  $ 26.560   $ 0.050   $ 1.694  $  2.074  $ 18.756  $ (2.431)  $ 11.835  $  3.691

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

 Accumulation units
  outstanding:
 End of year                       91,439    98,421   115,290    121,840  124,827   128,504   136,843   155,719    179,187   205,031

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

Individual contracts:
  Variable annuity contracts:
  Net asset value:
  Beginning of year              $129.262  $106.339  $ 78.306   $ 78.370 $ 76.684  $ 74.589  $ 54.672  $ 57.360   $ 44.778  $ 40.894

  End of year                     170.976   129.262   106.339    78.306    78.370    76.684    74.589    54.672     57.360    44.778

                                 --------  --------  --------   -------   -------  --------  --------  --------   --------  --------

     Net increase (decrease)
      in net unit value          $ 41.714  $ 22.923  $ 28.033   $(0.064)  $ 1.686  $  2.095  $ 19.917  $ (2.688)  $ 12.582  $  3.884

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

  Accumulation units
   outstanding:
  End of year                      17,789    18,959    19,685    23,011    30,646    44,003    47,745    55,038     56,470    65,593

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

  Flexible annuity contracts:
  Net asset value:
  Beginning of year              $122.670  $101.272  $ 74.835   $ 75.158 $ 73.800  $ 72.035  $ 52.985  $ 55.783   $ 43.693  $ 40.037

  End of year                     161.689   122.670   101.272    74.835    75.158    73.800    72.035    52.985     55.783    43.693

                                 --------  --------  --------   -------   -------  --------  --------  --------   --------  --------

     Net increase (decrease)
      in net unit value          $ 39.019  $ 21.398  $ 26.437   $ (0.323)$  1.358  $  1.765  $ 19.050  $ (2.798)  $ 12.090  $  3.656

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========

  Accumulation units
   outstanding:
  End of year                      15,967    16,652    17,502    19,687    22,970    25,148    29,545    36,639     38,692    47,749

                                 ========  ========  ========   =======   =======  ========  ========  ========   ========  ========


2. Financial Statements: The financial statements of VAA-l and CG Life are included in the Statement of Additional Information.

                     DESCRIPTION OF THE INSURANCE COMPANY,
                         CG VARIABLE ANNUITY ACCOUNT I
                                      AND
                  CIGNA VARIABLE PRODUCTS S&P 500 INDEX FUND



THE INSURANCE COMPANY

CG Life is a stock life insurance company specially chartered by the State of Connecticut on June 22, 1865. It is licensed to write life insurance, annuities, and accident and health insurance in all fifty states, the District of Columbia, Puerto Rico, Taiwan and certain Canadian provinces. Its Home Office is located at 900 Cottage Grove Road, Bloomfield, Connecticut and its mailing address is Hartford, Connecticut 06152. Effective May 13, 1991, administrative processing of retirement plan accounts invested in CG Variable Annuity Account I is conducted by ClGNA's Annuity Service Center, P.O. Box 13146, Kansas City, MO 64199-3146.

CG Life is a wholly owned subsidiary of Connecticut General Corporation
("CGC"); CGC is a wholly owned subsidiary of CIGNA Holdings, Inc. which in turn is a wholly owned subsidiary of CIGNA Corporation, an insurance and financial services holding company organized to effect the combination of CGC and INA Corporation,(Insurance Company of North America), which became effective March 30, 1982.

CG VARIABLE ANNUITY ACCOUNT I ("VAA-I")

VAA-I, was established on March 12, 1968 pursuant to resolutions of the Board of Directors of CG Life. Under Connecticut insurance law the income, gains or losses of VAA-l are credited to or charged against the assets of VAA-I without regard to the other income, gains or losses of CG Life. These assets are held with relation to the Contract and such other contracts as may be issued by CG Life and designated by it as participating in VAA-I. Although the assets maintained in VAA-l will not be charged with any liabilities arising out of any other business conducted by CG Life, all obligations arising under the Contract, including the promise to make Annuity Payments, are general corporate obligations of CG Life. Accordingly, all of CG Life's assets are available to meet its obligations and expenses under the Contract participating in VAA-I.

Any and all distributions made by the Fund with respect to shares held by VAA-I will be reinvested in additional shares, at net asset value. Deductions and redemptions from VAA-I will, in effect, be made by redeeming Fund Shares at their then net asset value. The Fund Shares held in VAA-I are in the custody of State Street Bank and Trust Company, Boston, Massachusetts, which is acting as custodian pursuant to an Agreement of Custodianship (see "The Custodian").

THE FUND
The Fund is a separate series of shares of CIGNA Variable Products Group (the "Trust"), a Massachusetts business trust established by a Master Trust Agreement dated February 4, 1988 and registered under the Investment Company Act of 1940, as amended, as a diversified open-end management investment company. The Fund operates as a diversified, open-end management investment company and is treated as a regulated investment management company for Federal income tax purposes. Its sole purpose is to serve as the funding vehicle for the investment of monies paid by holders of variable annuities issued by CG Life. CIGNA Corporation is the sponsor of the Trust.

Shares are offered only to Eligible Purchasers (see "Eligible Purchasers" CIGNA Variable Products S&P 500 Index Fund Prospectus). Shares of the Fund are sold to VAA-I at net asset value without the imposition of a sales load, sales charge or selling commission.

The prospectus of the Fund, which accompanies this Prospectus, contains a more complete description of its investment objectives. In considering the purchase of the Contract offered in this prospectus, you should read the Fund's prospectus carefully. Additional copies of the prospectus of the Fund may be obtained by writing to CIGNA Investments, Inc., Hartford, CT 06152.

VOTING RIGHTS
The Custodian of VAA-I shall vote Fund Shares held in VAA-I at regular and special meetings of shareholders of the Fund, but will follow voting instructions received from persons having the voting interest in such Fund Shares as determined by the Contract.

The number of Fund Shares as to which a person has the voting interest will be determined as of a date to be chosen by the Trust which will be not more than ninety days prior to the meeting of the Fund shareholders, and voting instructions will be solicited by written communication at least ten days prior to such meeting.

During the accumulation period, the Participant is the person having the voting interest in the Fund Shares attributable to his Accumulation Account. The number of Fund Shares held in VAA-I which are attributable to each Accumulation Account is determined by dividing the Accumulation Account value by the net asset value of one Fund Share.

During the annuity period, the person then entitled to Annuity Payments has the voting interest in the Fund Shares attributable to such Variable Annuity. The number of Fund Shares held in VAA-I which are attributable to each Variable Annuity is determined by dividing the reserve for such Variable Annuity by the net asset value of one Fund Share. The reserves for the Variable Annuity used to determine the Fund Shares will decrease over the period of time that the annuity is paid.

Fund Shares held in VAA-I as to which no timely instructions are received will be voted in proportion to the instructions which are received under the Contract and such other contracts, whether group or individual, providing benefits on a variable basis as may be designated by CG Life as participating in VAA-I.

All Fund proxy material will be mailed to the last known address of each person having voting interest in Fund Shares together with an appropriate form which may be used to give voting instructions to the Custodian. The Custodian of the Fund is State Street Bank and Trust Company, P.O. Box 2351, Boston, Massachusetts, 02107.

If CG Life determines pursuant to applicable law that Fund Shares held in VAA-I need not be voted pursuant to instructions received from persons otherwise having the voting interest as provided above, then CG Life may vote Fund Shares held in VAA-I in its own right. However, until the applicable law is changed, the voting rights will remain as described in this Prospectus.

DEDUCTIONS AND EXPENSES

A. Contract Charges:
The following deductions are made under the Contract:

 . Administrative Expense: Administrative and recordkeeping expenses applicable to the Contract include such items as salaries, rent, postage, telephone, office equipment and legal and audit fees and expenses of the Separate Account. As compensation for these expenses, CG Life deducts and retains for its account an expense charge from the Contract value on each June 1 and on the date an Accumulation Account is canceled in order to effect an annuity, or as a result of a complete redemption, or in the event of all transfers except transfers to the Participant's account in an associated fixed-dollar contract which is not described in this Prospectus. The charge is effected by canceling the number of Accumulation Units equal in value to the charge.

   The amount of this expense charge is set forth in the Contract and is based upon CG Life's appraisal of the cost involved in administering the Contract. If the Participant is enrolled under an associated fixed-dollar contract as well as the Contract the combined expense charge under both contracts will not exceed $20 annually and will be equitably allocated between the two contracts in a manner determined by CG Life. If the Participant is enrolled only under a Contract the expense charge will not exceed $20 annually and will normally be somewhat lower. If during any 12-month period immediately preceding a June 1 no payments have been made on behalf of a Participant and no redemption or transfer payments have been made, the expense charge on such June 1 will in no event exceed $5 annually. No expense charge will be made on the date an Accumulation Account is canceled if such cancellation occurs on or prior to the first Valuation Date which follows a June 1 or occurs as a result of a transfer to the Participant's account in an associated contract. Similarly, no expense charge will be made on the first June 1 following the date payments are first made on behalf of a Participant if the aggregate amount of such payments under the Contract and the associated contract is less than $100.

   CG Life may not make any unilateral change in the Contract prior to the third anniversary of the effective date thereof, except any change may be made that is required in order to make the Contract conform with any law or regulation issued by any governmental agency to which CG Life is subject. After such third anniversary, CG Life may change the sales charge, the expense charge, the mortality and expense charge, and the annuity purchase rates. CG Life does not intend to recover from this charge or any modification thereof any amount above its accumulated expenses in administering the Contract. Any such charges will not adversely affect Accumulation Units or Annuity Units credited. Commencing in 1991, payments to CG Life were made through the General Account. In prior years, payments were made through VAA-I.

 . Premium Taxes: At the time any payment is subject to premium taxes, the amount thereof will be deducted from the Accumulation Account. Premium taxes (which presently range from .50% to 3.00%) are charged by various jurisdictions but in many jurisdictions no premium tax is currently charged with respect to annuities such as those effected under the Contract.

 . Sales Charge: From each payment made on behalf of a Participant, CG Life will deduct a sales charge to cover servicing costs. The amount of this charge will be determined in accordance with the following schedule. In no event will this sales charge exceed 9%.

          Aggregate Payments                     Percentage of Aggregate
               Received                           Payment To Be Deducted
          ------------------                     -----------------------
             first $1,000                                  9%
             over  $1,000                                  3%

The balance of the payments will be credited, in the form of Accumulation Units, to the Participant's Accumulation Account in VAA-I.

The effect of these deductions is illustrated in the following table:

                                                                                      Total Charge as a
      $20 Monthly       Total      Sales          Sales Charge as a                Percentage of Aggregate
        Payments      Payments     Charge     Percentage of Total Payments            Net Annual Payments*
----------------------------------------------------------------------------------------------------------

     1 year           $   240     $ 21.60                9.00%                            20.97%
     6 years            1,440      103.20                7.17                             18.34
     12 years           2,880      146.40                5.08                             15.50
   $100 Monthly
     Payments
----------------------------------------------------------------------------------------------------------
     1 year           $ 1,200     $ 96.00                8.00%                            10.70%
     6 years            7,200      276.00                3.83                              5.82
     12 years          14,400      492.00                3.42                              5.36

On occasion a group sale will require less service effort than has been assumed in arriving at the stated sales charge. If CG Life incurs less than normal service costs, the sales charge involved in such sale will be reduced accordingly.

CG Life assumes the risk that the sales charge may be insufficient to cover the actual servicing costs associated with the Contract.

*The aggregate Net Annual Payments are equal to total payments less the sales charge and the maximum annual administration charge.

The tables assume no applicable state premium taxes and also no change in the sales or administration charge.

 . Mortality and Expense Deduction:
   While Annuity Payments will reflect the investment performance of the Fund, they will not be affected by adverse mortality experience or by any excess in the actual sales and administration expenses over the expense deductions provided for in the Contract, except for the deduction noted below. CG Life
   (i) assumes the risk that Annuity Payments will continue for a longer period than anticipated because the Annuitant lives longer than expected, and
   (ii) assumes the risk that the sales charge and administration charge may be insufficient to cover the actual costs of these items.

   For assuming these mortality risks and expenses CG Life, in determining the Accumulation Unit value and Annuity Unit value, makes a deduction at the end of each Valuation Period from the then current market value of the account of each Participant and Annuitant. For Contracts issued prior to May 1, 1976 the amount of this deduction for each Valuation Period is the rate for the number of calendar days in such period which is equivalent to an annual rate of 0.25% (0.20% for mortality risks and 0.05% for expenses) under a Contract having 50 or more Participants on whose behalf payments are being made, or which is equivalent to an annual rate of 0.50% (0.40% for mortality risks and 0.10% for expenses) under a Contract having less than 50 Participants on whose behalf payments are being made.

   If, under a Contract having an effective annual mortality and expense charge of 0.25% annually, the number of Participants for whom payments are being made falls below 50 for a period of 24 consecutive months commencing on a June 1, the effective annual rate of such charge may be increased to 0.50% at the expiration of such period. If on any June 1 under a Contract having an effective mortality and expense charge of 0.50% annually the number of Participants for whom payments are made is 50 or more, such charge will be reduced to 0.25% on such June 1.

   For Group Tax Deferred Variable Annuities issued on or after May 1, 1976 the amount of this deduction for each Valuation Period is the rate for the number of calendar days in such period which is equivalent to an effective annual rate of 0.60% (0.40% for mortality risks and 0.20% for expenses). After the third anniversary of the effective date of a Contract issued on or after May 1, 1976, (the fifth anniversary of the effective date for a Contract issued prior to such date), CG Life may change the mortality and expense charge (see "Changes in the Contract").

   The Contract is nonparticipating and does not share in the surplus of CG Life. However, the Contract provides for experience rating, under which the actual costs each year are compared with the sales charge and expense charges made during the year. If such costs exceed actual costs, CG Life may allocate all or a portion of the excess as an experience rating credit, but is not obligated to do so. Application of any credit will be made within the Contract year immediately following the period with respect to which the credit was declared in one of three ways: (a) by a reduction in either the sales charge or the annual administration charge, or both, or (b) by the crediting, without deduction for the sales charge, of a number of additional Accumulation Units or Annuity Units, as applicable, equal in value to the amount of the credit less any applicable premium taxes or (c) as a credit to be applied against future payments to be made by the employer.

B. Expenses and Related Information:
The Contract will be sold primarily by persons who are licensed insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who will be similarly authorized to sell variable annuities. These persons may be registered representatives of CIGNA Financial Services, Inc. ("CFS"), Hartford, Connecticut, which is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. CFS is organized under the laws of Connecticut and is a wholly owned subsidiary of CGC, which is wholly owned by CIGNA Holdings, Inc. which in turn is a wholly owned subsidiary of CIGNA Corporation. Effective December 1, 1997, CFS replaced CIGNA Financial Advisors, Inc. as the principal underwriter for the contracts. The Contract may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts.

In connection with the distribution of the Contract, CG Life pays servicing fees to certain broker/dealers who agree to provide ongoing Contractholder administrative services. The charges for this service are assessed under the Contract and are included in the sales charge.

The expenses of the Contract consist of the mortality and expense deduction described under "Mortality and Expense Deduction," above. As a percentage of average net assets, this expense is a maximum of .6% on an annual basis.

The prospectus of the Fund describes the expenses and fees which are paid out of the assets of the portfolio used to fund the Contract. For a discussion of such expenses and fees, please refer to the Fund's prospectus.

GENERAL DESCRIPTION OF THE GROUP VARIABLE ANNUITY CONTRACT
Description of Contract Rights: The Contract will normally be issued to an employer or an organization representing employers or Participants. Such entity is the Contractholder. CG Life will also issue a certificate to each Participant at the time his first Annuity Payment becomes payable, or earlier, if required by applicable law. The certificate will describe the benefits to which the Participant is entitled under the Contract. The Contract provides certain rights during the Accumulation Period, the Annuity Period and upon death of the Participant or Annuitant:

a. Accumulation Period:  During the Accumulation Period, the Participant has the
                         right to:
   . change the beneficiary for death proceeds;
   . redeem all or part of his Accumulation Account after age 59 1/2 or under other limited circumstances;
   . change the annuity payout option;
   . change the death benefit payout option;
   . transfer Contract values to/from an associated fixed-dollar contract issued by CG Life;
   . instruct CG Life as to voting of Fund Shares;
   . change the date Annuity Payments commence;
   . change the payee to receive Annuity Payments.

b. Annuity Period:  During the Annuity Period, the Annuitant has the right to:
   . change the payee to receive Annuity Payments, during the lifetime of
     Annuitant;
   . change the beneficiary under any annuity payout option which provides for a death benefit upon death of the Annuitant; change may be made only during the lifetime of the Annuitant;
   . instruct CG Life as to voting of Fund Shares.

c. Death Benefits - Accumulation Period:
   In the event death benefit proceeds become payable during the Accumulation Period, the beneficiary designated by the Participant is entitled to payment of such proceeds. If no designated beneficiary survives the Participant or no other designation is provided, the surviving spouse will be the beneficiary, if living; otherwise, death benefit proceeds will be paid in equal shares to the surviving children of the Participant; or in the event there are no such children to the executor or administrator of the estate.

   If no annuity payout option has been selected by the Participant for death benefit proceeds, and if CG Life has not previously made a lump sum payment, the beneficiary may choose an annuity payout option for receipt of such proceeds.

d. Death Benefits - Annuity Period:
   If the Annuitant dies while receiving Annuity Payments, the remaining payments, if any, will be payable to the designated beneficiary. However, if Annuity Payments are being paid to the beneficiary as a death benefit, and such beneficiary dies, the beneficiary's estate shall be entitled to receive payment of any remaining proceeds.

Limitation on Contract Rights: The Contract is issued pursuant to a tax qualified retirement Plan or trust. Such Plan or trust may limit the exercise by Participants in the Plan or trust of certain rights granted by the Contract. For example, the Contract provides for minimum annual payments on behalf of Participants and payments may not exceed amounts as provided in the Plan. The provisions of the Plan or trust instrument should be referred to in connection with the Contract.

In addition, assignment of interests under the Contracts is prohibited when the Contract is used to fund a retirement plan qualified under sections 401(a), 403(a), 403(b) or 408 of the Code.

Transfers Between Group Variable Annuity Contracts: The Participant or a beneficiary for whom an Accumulation Account is maintained may elect to transfer all or a portion of his Contract value to an associated fixed-dollar contract issued by CG Life. The frequency of such transfers may be limited by the terms of the retirement plan.

No transfer between contracts is permitted: (1) if prohibited by state law, or
(2) if prohibited by the applicable retirement plan.

The number of Accumulation Units credited in the newly elected associated fixed-dollar contract will be equal to the dollar value of the amount transferred divided by the current value of one Accumulation Unit in such newly elected Contract.

Participants and beneficiaries who contemplate making a transfer should first carefully consider their annuity objectives and the investment objectives of Fund Shares. Frequent transfers may be inconsistent with the long-term objectives of the Contract.

Changes in the Contract: The terms of the Contract may be changed from time to time by agreement between CG Life and the Contractholder. Any such change will not, however, adversely affect Accumulation Units or Annuity Units credited to a Participant prior to any such change unless the Participant consents thereto.

CG Life may not make any unilateral change in the Contract prior to the third anniversary of the effective date thereof, except any change may be made that is required in order to make the Contract conform with any law or regulation issued by any governmental agency to which CG Life is subject. After such third anniversary, CG Life may change the sales charge, the administration charge, the mortality and expense charge, and the annuity purchase rates. Since the administration charge is designed only to reimburse CG Life for its actual administration expenses, CG Life does not expect to recover from this charge or any modification thereof any amount above its accumulated expenses in administering the Contract. Any such changes will not adversely affect Accumulation Units or Annuity Units credited before the effective date of such changes. Such changes shall become effective 90 days after notice thereof has been given to the Contractholder. Notice of such changes shall also be given to each Participant.

Substituted Securities; Change in Operations: If shares of the Fund should not be available or, if in the judgment of CG Life, investment in shares of the Fund is no longer appropriate in view of the purposes of VAA-I, shares of another registered, open-end investment company may be substituted for Fund Shares held in VAA-I or net payments received after a date specified by CG Life may be applied to the purchase of shares of another registered, open-end investment company in lieu of Fund Shares. In either event, approval of the Securities and Exchange Commission as well as approval by the vote of a majority of the votes to be cast by persons having a voting interest in VAA-I shall be obtained.

CG Life may also sell other forms of variable annuity contracts from time to time, such as flexible payment individual contracts.

CG Life reserves the right to amend the Contract to meet the requirements of the 1940 Act, or other applicable federal or state laws or regulations.

Contractholder Inquiries: The Contractholder should direct all inquiries to:
CIGNA, c/o Annuity Service Center, P.O. Box 13146, Kansas City, MO 64199-3146.

Reports: CG Life will send to each Participant and to each beneficiary for whom an Accumulation Account is maintained at least once during each year after the first year a statement showing the number of Accumulation Units credited to such Participant or beneficiary and the Accumulation Unit value. In addition, each person having voting rights in VAA-I (see "Voting Rights") will receive such reports or prospectuses covering VAA-I and the Fund as may be required by the 1940 Act.

THE ANNUITY PERIOD

Annuity Payments: The level of Annuity Payments is based on (i) the tables specified in the Contract which reflect the adjusted age of the Annuitant, (ii) the type of annuity payout option selected and (iii) the investment performance of the underlying Fund Shares. The amount of Annuity Payments will not be affected by adverse mortality experience or any increase in the expenses of CG Life in excess of the charges made under the Contract. If CG Life is required to withhold certain amounts from Annuity Payments, in compliance with Federal or State law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

Annuity Payment Date: Annuity Payments will begin on the first day of the calendar month selected by the Participant. The selected date may be as early as the date the Annuitant attains age 59-1/2, but may not extend beyond the later of the Participant's actual retirement date or the April 1st following the calendar year in which the Annuitant attains age 70-1/2. The selection of an Annuity Payment Date may also be affected by the terms of a retirement plan or trust under which a Contract is issued.

Annuity Payout Options: The Participant may elect to have Annuity Payments made under any one of the annuity payout options described below. In addition, the payout options may be selected for payment of the death proceeds during the Accumulation Period or upon the death of the Annuitant. A change of option is permitted if made at least 30 days before the Annuity Payments are to commence. Annuity Payments will be made in the form of a Joint and Survivor Annuity in accordance with Option 5 below unless a valid election of another option is made. Annuity Payments will be paid monthly except that (i) if the value of the Participant's account available for the purchase of a retirement annuity is $3,500 or less, CG Life may pay, in lieu of a Variable Annuity, an amount in cash equal to the Accumulation Account value less the expense charge; (ii) if after the Annuity Payments have commenced, the amount of the monthly payments should fall below $10.00, CG Life reserves the right to change the frequency of payments to intervals that will result in payments of at least $10.00.

Once Annuity Payments have commenced, the Annuitant cannot surrender his Variable Annuity for a cash payment.

1. Forms of Variable Annuities

   Option 1 -- Variable Life Annuity: A Variable Annuity payable monthly during the lifetime of the Annuitant and terminating with the last monthly payment preceding his death. This option offers a higher level of monthly payments than Options 2 or 3 because no further payments are payable after the death of the Annuitant. IT WOULD BE POSSIBLE UNDER THIS OPTION FOR THE ANNUITANT TO RECEIVE ONLY ONE ANNUITY PAYMENT IF HE DIED PRIOR TO THE DATE OF THE SECOND PAYMENT, TWO IF HE DIED PRIOR TO THE DUE DATE OF THE THIRD PAYMENT, AND SO ON.

   Option 2 -- Variable Life Annuity With Monthly Payments Certain for 120 or 180 Months: A Variable Annuity which provides monthly payments to the Annuitant during his lifetime, and further provides that if, at the death of the Annuitant, monthly payments have been made for less than the period certain, which may be 120 or 180 months as elected by the Annuitant, Annuity Payments will be continued during the remainder of such period to the designated beneficiary. However, if the Participant is married and his beneficiary is not his spouse, his spouse must consent to the beneficiary designation in a written statement which is notarized by a Notary Public.

   Option 3 -- Contingent Annuitant Variable Annuity: A Variable Annuity which provides monthly payments to the Annuitant during his lifetime and further provides that upon his death the monthly payment which would have been payable to him had he survived will be paid in the same amount (or 66-2/3% or 50% thereof, if so elected by the Annuitant) and paid to any person designated by him as his contingent annuitant during the latter's further lifetime. If a contingent annuitant dies before the Annuitant, no more benefits will be paid. For contingent annuitants other than the spouse of the Annuitant, this option shall be available only if a valid waiver by Participant and consent by spouse has been obtained by the Contractholder.

   Option 4 -- Period Certain Variable Annuity: A Variable Annuity payable monthly during the period certain, which may be 36, 60, 120 or 180 months, as elected by the Annuitant. At any time during the period certain the Annuitant or beneficiary may elect that any future payments to which he is entitled be commuted and the value of these payments be applied to effect a Variable Annuity under one of the other options described herein, provided that such value is at least $3,500, subject to spousal consent, if applicable. Since a Participant has a right to elect an annuity involving a life contingency, a deduction is made under Option 4 as it is under the other options described herein, for mortality and expense risks. Such deduction is reflected in the Annuity Unit Value. If the Annuitant dies during the period certain, payments will be continued to his designated beneficiary for the balance of the period certain. However, if the Participant is married and his beneficiary is not his spouse, his spouse must consent to the beneficiary designation in a written statement which is notarized by a Notary Public. No payments are payable after the end of the period certain either to the Annuitant or the beneficiary. It is therefore possible under this option for an Annuitant to out-live the Annuity Payments.

   Option 5 - Joint and Survivor Variable Annuity: A Variable Annuity which provides monthly payments to the Annuitant during his lifetime and further provides that upon his death, monthly payments equal to 50% of the amount which would have been payable to him (or 66-2/3% or 100%, if so elected by the Annuitant) will be payable to the surviving spouse of the Annuitant.

Other forms of Variable Annuities, not in conflict with this Prospectus or the Contract, in addition to those described herein may be effected with the consent of CG Life. However, any form of Variable Annuity is limited by the terms of the Plan and the applicable provisions of the Code.

Determination of Monthly Annuity Payments: A description of the method for determining the first and subsequent Annuity Payments is included in the Statement of Additional Information. Each Contract contains tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an "assumed investment return," which is the annual rate of return, expressed as a percentage, that the Contract assumes assets invested in the underlying Fund will achieve each year. This assumed investment return is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) equals the assumed investment return and remains constant, the Annuity Payments will remain constant. If the actual net investment rate exceeds the assumed investment return, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return, Annuity Payments will decrease.

The selection of the assumed investment return is made by the Contractholder from a range made available by CG Life, and is used to determine the purchase rates for all annuities effected under the Contract. Assumed investment returns of from 3% to 5% are normally available.

The assumed investment return may be changed, by amendment of the Contract, with respect to annuities effected on or after the date of change.

DEATH BENEFITS

Accumulation Period: If the Participant dies during the accumulation period, the designated beneficiary may, unless otherwise provided by the deceased Participant or deceased beneficiary, elect any one, or a combination of the options described below. Any such election by a beneficiary will be effective on the later of the date received or the date due proof of death of the deceased Participant or the deceased beneficiary is received by CG Life at its Annuity Service Center.

Option A - to receive a cash payment equal in amount to the Accumulation Account value for the Valuation Period during which the election becomes effective, less the annual administrative charge.

Option B - to have the Accumulation Account value applied to effect a Variable Annuity for the beneficiary subject to the following: the Accumulation Account value, or portion thereof which is to be applied to effect an annuity must be at least $3,500, the beneficiary must be a natural person; the Annuity Payments may not extend over a period exceeding the life expectancy of the beneficiary and the initial Annuity Payment must amount to at least $10.00.

Option C - to have the Accumulation Account value transferred to an associated fixed-dollar contract. The purpose of the transfer should be for effecting an annuity under the associated contract subject to the provisions discussed under Option B above.

The amount of death benefit proceeds payable to a beneficiary will be reduced by any applicable state premium taxes and by any amounts required to be withheld for Federal or State income taxes.

If the Participant's death occurs before age 65 and his beneficiary elects Option A, CG Life will make an additional cash payment to the beneficiary equal to the excess, if any, of the aggregate of the payments (prior to any deductions therefrom) made on behalf of the Participant, reduced by any redemptions or transfers, over the cash payment described in Option A.

An election by the beneficiary of any of the above described options must be made within 30 days of the close of the accounting year in which the death of the Participant or beneficiary occurs. If an election has not been made by such date, CG Life will apply the Accumulation Account, provided that the value thereof is at least $3,500, to effect a 60-month period certain Variable Annuity for the beneficiary (see "Forms of Variable Annuities"); otherwise an election of a cash payment described in Option A will be deemed to become effective on such date.

Annuity Period: If an Annuitant dies on or after the date his Annuity Payments commence, no payments will be payable except as may be provided under the form of annuity effected. The Annuitant may elect that the present value of any Annuity Payments to which his beneficiary becomes entitled will be commuted and paid in one sum; or in the absence of such election and unless otherwise provided by the Annuitant, a beneficiary who becomes entitled to Annuity Payments may elect that the present value of the remainder of such payments be paid in one sum. Any such commutation will be equal to the value, in a single sum, of the remaining Annuity Payments, discounted from their respective due dates to the date of determination of the single sum at a rate equal to the assumed investment return, compounded annually, assuming that the Annuity Unit Value applicable to the payments on the date of determination will remain unchanged thereafter.

In every case, however, the remaining portion of a Participant's interest, once distribution has commenced to the Participant, must continue to be distributed at least as rapidly as under the method of distribution used prior to the Participant's death. If distribution has not yet commenced to the Participant, the Participant's entire interest must be distributed within 5 years of the Participant's death unless payable to a designated beneficiary or the Participant's spouse. If the distribution is payable to a designated beneficiary, payment must commence within one year of the Participant's death and be in equal installments over the designated beneficiary's life or life expectancy. The rules are the same if the distribution is payable to the Participant's spouse, except that commencement of payment may be deferred until any time prior to the spouse attaining age 70-1/2.

PURCHASES AND CONTRACT VALUES

How to Purchase a Contract:

The Contract will be sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who will be similarly authorized to sell variable annuities. These persons may be registered representatives of CIGNA Financial Services, Inc., ("CFS"), Hartford, Connecticut, which is a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. CFS is organized under the laws of Connecticut and is a wholly owned subsidiary of Connecticut General Corporation, which is wholly owned by CIGNA Holdings, Inc., which in turn is a wholly owned subsidiary of CIGNA Corporation. Effective December 1, 1997, CFS replaced CIGNA Financial Advisors, Inc. as the principal underwriter for the contracts. The Contract may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts.

A Contract may be purchased by delivering a completed application, and such other forms as CG Life requires, to the soliciting agent who will forward such forms to CG Life.

If the application is complete and correct upon receipt by CG Life, and if all other required information have also been received by CG Life at its Annuity Service Center, the Contract will be issued and delivered to the Contractholder within six weeks of receipt of all the correct forms.

Purchase Payment:
The minimum initial Purchase Payment is $10,000 for a Contractholder and $200 for each Participant with a minimum requirement of ten Participants.

After a Contract is issued, any Contractholder may make Purchase Payments by remitting checks directly to CG Life at its Annuity Service Center. Each Participant is required to make a minimum subsequent payment of $200 annually. The maximum amount of payment annually is determinable for each Participant under limits set forth in the Code.

CG Life reserves the right to reject any Purchase Payment if it is less than the minimum amount or not in proper order.

A salary deduction mode authorizes a Participant's employer to take deductions of a set amount from the Participant's salary and remit such amounts to CG Life as Purchase Payments for a Contract. CG Life assumes no liability for any amounts so deducted until received in full at its Annuity Service Center.

Application of Net Purchase Payments:

CG Life will reduce a Purchase Payment by a sales charge and any applicable state Premium Tax to determine the net Purchase Payment. Upon the purchase of a Contract, the amount of the net Purchase Payment credited to a Contract will reflect the net asset value of the underlying class of Fund Shares computed within the next two business days following CG Life's receipt of the Net Purchase Payment. However, if any of the required material is incomplete, incorrect or if the Purchase Payment has not been made, then a delay in the Contract issuance or crediting of a subsequent Purchase Payment may be encountered.

Crediting Accumulation Units:
Accumulation Units represent the value of the Participant's account attributable to VAA-I. The number of Accumulation Units to be credited to the Participant's account is determined by dividing the net Purchase Payment allocated by the Accumulation Unit value as of the Valuation Date next computed following CG Life's determination to credit a payment to the Contract. The number of Accumulation Units will not change because of a subsequent change in the value of the unit, but the dollar value of an Accumulation Unit will vary to reflect the investment experience of the class of Fund Shares.

Value of an Accumulation Unit: The value of an Accumulation Unit was established at $1 as of the date the Fund Shares were first purchased. The value of Accumulation Units subsequently is determined by multiplying the value of an Accumulation Unit for the immediately preceding Valuation Date by a net investment factor for the Valuation Period ending on such date.

A net investment factor for a Valuation Period is the sum of 1.0000000 plus the net investment rate for VAA-I. The net investment rate for VAA-I is equal to the gross investment rate for the valuation period expressed in decimal form to seven places, less a deduction of 0.0000327 for each day in the valuation period (.6% annually - the fee charged by CG Life for undertaking the mortality and expense risks). The applicable gross investment rate is equal to (1) the investment income for the valuation period, plus capital gains and minus capital losses for the period, whether realized or unrealized on the asset, divided by
(ii) the value of such assets at the beginning of the valuation period. The gross investment rate may be positive or negative.

REDEMPTIONS

Procedures for Redemption:
Any cash payment to be made from the Contract in accordance with the following paragraphs will be made within seven days after the date the request for such payment becomes effective, except as CG Life may be permitted to defer such payment under the provisions of the 1940 Act. Deferment is currently permissible only (1) for any period (a) during which the New York Stock Exchange is closed other than customary weekend and holiday closings or (b) during which trading on the New York Stock Exchange is restricted; (2) for any period during which an emergency exists as a result of which (a) disposal of securities held in the Fund is not reasonably practicable; or (b) it is not reasonably practicable to determine the value of the Fund's net assets; or (3) for such other periods as the Commission may by order permit for the protection of security holders. A request for payment becomes effective when received in writing by CG Life at its Annuity Service Center.

The right of any Participant to elect a cash payment may be restricted and will be determined in accordance with the terms of the Plan and the Contract. Under
Section 403(b)(11) of the Internal Revenue Code, a Participant is not eligible for a distribution before he attains age 59-1/2, becomes disabled, dies, separates from service, or has a proven financial hardship. This restriction on distribution applies to all Participant salary reduction contributions made after December 31, 1988. If the Participant becomes eligible for a cash payment under the Plan, CG Life will, upon receipt of such election, reduce the Accumulation Account by the number of Accumulation Units calculated by dividing the amount of the requested cash payment by the Accumulation Unit Value for the Valuation Period in which the election becomes effective.

The restriction on when a participant can make a cash withdrawal under the Contract is imposed under Section 403(b)(11) of the Code. This provision conflicts with securities law requirements that, generally, cash withdrawals may not be restricted, except as described above. However, in order to continue to qualify as a tax deferred annuity, under Code Section 403(b), the Contract will impose restrictions on withdrawals. In doing so, CG Life is relying on a "no action" letter issued by the Office of Insurance Products and Legal Compliance of the Securities and Exchange Commission (reference number IP-6-88) which permits restrictions on cash distributions to participants of their salary deduction contributions to the extent necessary to comply with Section 403(b)(11). CG Life is complying with the provisions of this "no action" letter which require (1) disclosure of redemption restrictions in the prospectus and through sales representatives who solicit potential Participants under the Contract, and (2) obtaining a signed statement from a Participant, prior to the time contributions are to begin under the Plan, that the Participant understands the redemption restrictions imposed by Code Section 403(b)(11) and the investment alternatives available to which he may elect to transfer his Accumulated Account's value.

If upon termination of employment or at the time a request for a cash payment becomes effective, the Accumulation Account value, less any redemptions, and the value of the Participant's account under any associated contract does not exceed $500, after such cash payment if any, the Accumulation Account will be canceled and an amount equal to the Accumulation Account value will be paid after being reduced by the administration charge. Such payment will be in lieu of all other rights and benefits under the Contract.

If a Participant's Accumulation Account is cancelled as a result of a redemption, no further payments may be made to that account without the consent of CG Life unless an account is being maintained for the Participant under an associated contract.

A Participant may not elect to redeem his value in the Contract once an annuity has been effected, unless specifically provided for under the annuity payout option selected by the Participant.

AMOUNTS WITHDRAWN BY THE PARTICIPANT PRIOR TO THE ANNUITY COMMENCEMENT DATE MAY BE SUBJECT TO AN ADDITIONAL INCOME TAX AND IMMEDIATE TAXATION OF AMOUNTS ATTRIBUTABLE TO INVESTMENT GAIN.

Transfer Payments to the Group Variable Annuity Contract
If a Participant is covered under an associated fixed-dollar contract or under any other group annuity contract issued by CG Life wherein payments under such contract are intended to be made subject to the provisions of Section 403(b) of the Code, transfer payments may be made from any such other contract to the Participant's Accumulation Account under the Contract.

Transfer payments from the associated fixed-dollar contract may be subject to further restrictions set forth in the associated contract. Amounts transferred will be credited to the Participant's Accumulation Account without charge.

Transfer Payments From the Group Variable Annuity Contract
If an associated fixed-dollar contract has been issued by CG Life, the Participant or a beneficiary for whom an Accumulation Account is maintained may request that CG Life cancel all or part of the Accumulation Account under the Contract and transfer all or part of the value thereof, computed as of the date such request becomes effective, without a deduction for the administration charge, to his account in the associated contract. If a Participant should become employed by an employer whose employees are covered under another group annuity contract issued by CG Life wherein payments under such contract are intended to be made subject to Section 403(b) of. the Code and the Participant becomes covered under such contract, he may elect to have a transfer payment made to such other contract of an amount equal to his Accumulation Account value, computed as of the date such request becomes effective, less the administration charge.

If, subsequent to the date payments under the Contract are discontinued the Contractholder files written notice with CG Life that a successor funding agent has been designated, each Participant, and each beneficiary for whom an Accumulation Account is maintained, may elect, in lieu of redemption, to have an amount equal to the Accumulation Account value, computed as of the date such election becomes effective, less the maximum administration charge transferred to the successor funding agent. Any such election must be received by CG Life at its Annuity Service Center within 90 days after the date the notice filed by the Contractholder designating a successor funding agent is received, but, for determining the effective date of such election, the election will be deemed to have been received at the end of such 90-day period. Payment under this election will be made within seven days of its effective date.

Non-Assignability of Benefits
Any benefits which are, or may become payable under the Contract to a Participant or his beneficiary may not be assigned, alienated, or otherwise subject to attachment, garnishment or other legal process, except pursuant to a qualified domestic relations order as described in the Code.

Right to Cancel:
The Contractholder may cancel the Contract by delivering or mailing a written notice (or sending a telegram) to CG Life at its Annuity Service Center and by returning the Contract before midnight of the 10th day after the date of receipt. CG Life will return all amounts due to the Contractholder within 7 days after receipt of notice of cancellation and the returned contract. The Contractholder bears the investment risk with respect to amounts allocated to the Separate Account, for the period from the date the Purchase Payment was credited to the Contract to the date the returned Contract is received by CG Life. Cancellation shall entitle the Contractholder to an amount equal to (a) the difference between the amount of the Purchase Payment, including any contract fees and other charges, and the amount allocated to the Separate Account, plus (b) the value of the Accumulation Account of the Contractholder on the date the returned Contract is received by CG Life.

FEDERAL TAX STATUS

General
CG Life is taxed as a life insurance company under the Code. The operations of VAA-I are part of the total operations of CG Life and are not taxed separately, although the operations of VAA-I are treated separately for accounting and financial statement purposes and must be considered separately in computing CG Life's tax liability.

Investment gains of the Fund credited to VAA-I are not taxable to a Contractholder or a Participant, whoever is applicable, until received in the form of a cash redemption from an Accumulation Account or in the form of Annuity Payments. Cash redemptions will generally be taxed as ordinary income in the year received, and may be subject to an additional tax under certain circumstances. Annuity Payments are taxed as ordinary income in accordance with
Section 72 of the Code. This section also provides that, to the extent of the Participant's non-deductible investment in the Contract (if any), a portion of each payment is excluded from gross income as a result of the investment in the Contract. As a general rule, however, a Participant who receives Annuity Payments at the time of retirement may be taxed at a lower rate due to reduced income and a larger exemption.

The Contract has been designed so as to qualify as a "variable annuity contract" for Federal income tax purposes. Thus, the Contract permits the Participant to defer Federal income taxation on increases in the value of a Contract, until such time that amounts are withdrawn from the Contract, received in the form of Annuity Payments or paid as a death benefit.

Under the current provisions of the Code, variable annuity contracts - other than contracts issued under retirement plans which qualify for Federal tax benefits under sections 401(a), 403(a), 403(b), 408 or 457 of the Code, or under government retirement plans (whether or not so qualified) - will not be treated as annuity contracts for Federal income tax purposes for any period for which the investments of the segregated asset account on which the Contract is based are not adequately diversified. This "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of the Treasury.

The Secretary of the Treasury has issued regulations pertaining to such diversification requirements. CG Life believes that the current structure of the Separate Account satisfies the requirements of the regulations, and it intends that the Separate Account, as well as the underlying Fund, will operate so as to continue to meet such requirements.

Tax Qualified Contracts:
Tax Qualified Contracts are Contracts which are issued to or pursuant to a tax sheltered annuity plan maintained by certain tax exempt organizations, including educational institutions, to purchase annuity contracts for employees 403(b) Annuity plans.

Generally, this type of plan has the following common attributes: salary reduction contributions (to the extent permitted by the Code), tax deferral of investment income, restrictions on withdrawal of cash amounts, and taxation to the Participant only upon receipt of a withdrawal or payment. If the Participant does not have a cost basis in the value of the Contract, payments received by the Participant are generally taxed as income to the Participant. Under the Code, certain distributions prior to age 59-1/2 are considered premature distributions and may result in applicability of a 10% additional income tax. In addition, the Code requires that tax-qualified retirement plans generally provide for the commencement of retirement benefits no later than either (a) April 1 of the year following the year in which a Participant attains age 70-1/2, or (if later) (b) the year in which the Participant retires.

Taxation of the Separate Account:
Under the current provisions of the Code, CG Life pays no taxes on the investment income and capital gains of the assets of the Separate Account where used to determine the value of the Contract. Accordingly, CG Life currently makes no adjustments for Federal income taxes (or benefits) in connection with the VAA-I. CG Life retains the right to make adjustments for Federal income taxes to Separate Account assets should future changes in the Code so warrant.

Tax Withholding and Reporting:
CG Life may be required to withhold certain amounts from both periodic and non-periodic payments under the Contract in accordance with Federal tax law relating to the collection of Federal income tax at the source of payment. A payor of periodic Annuity Payments may be required to withhold amounts as if the payment were a payment of wages from an employer to an employee. In addition, certain eligible rollover distributions are subject to mandatory federal income tax withholding at a rate of 20 percent, unless paid directly to an eligible retirement plan through a direct rollover.

Similarly, a payor of certain payments is required to withhold amounts unless an individual recipient elects against tax withholding in a manner prescribed by the U. S. Treasury Department. Non-periodic payments include payments made before and after the annuity commencement date such as lump sum death proceeds and partial or full surrenders (redemptions) of Contract value. The withholding requirements will not apply to the portion of a payment which is reasonably believed to be not includable in gross income of the recipient for Federal tax purposes.

CG Life will transmit a written explanation of the rollover options and related rules to individual recipients of Contract payments, in a form and containing such information as the Secretary of the Treasury prescribes.

In addition to tax withholding, CG Life is required to report information on distributions under the Contract. Distributions include partial and full redemptions as well as Annuity Payments. Information is reported on forms pursuant to Internal Revenue Service regulations.

State income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of elections under the Contract and are not discussed in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

State Regulation:
CG Life is subject to the laws of the State of Connecticut governing insurance companies and to regulations by the Connecticut Commissioner of Insurance. An annual statement in a prescribed form must be filed with that Commissioner on or before March 1 in each year and filed in other states and jurisdictions, covering the operations of CG Life for the preceding year and its financial condition on December 31st of such year. Its books and assets are subject to review or examination by the Commissioner or his agents at all times, and a full examination of its operations is conducted periodically by state insurance examiners.

Connecticut law also prescribes permissible investments, but does not involve supervision of the investment management or policy of CG Life.

In addition, CG Life is subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. Generally the insurance departments of these states and jurisdictions apply the laws of the state of domicile in reviewing and approving the provisions of the Contract.

Tax Legislation:
The description of federal income tax law provided in the Prospectus incorporates provisions of the tax law as in effect on the date of the Prospectus.

General:
Because of the complexity of the law and the fact that tax results will vary according to the factual status of the individual involved, tax advice may be needed by a person contemplating purchase of a Contract or the exercise of rights under a Contract. The above comments concerning Federal income tax consequences are not an exhaustive discussion of all tax questions that might arise. In addition, state income or estate tax considerations may also be involved in the purchase of a Contract or the exercise of rights under a Contract, and are not discussed in this Prospectus. For complete information on particular Federal and state tax considerations, a qualified tax advisor should be consulted.

LEGAL PROCEEDINGS

There are no material legal proceedings pending to which VAA-I is a party or which would materially or adversely affect VAA-I.

                               TABLE OF CONTENTS
                  OF THE STATEMENT OF ADDITIONAL INFORMATION

The Statement of Additional Information includes a description of the following items:

1. General Information and History
2. Services
3. Purchase of Securities Being Offered
4. Principal Underwriters
5. Annuity Payments
6. Financial Statements
    .  CG Variable Annuity Account I
    .  CG Life

To obtain a copy of the Statement of Additional Information for the Group Tax Deferred Variable Annuities Contract, detach and mail this form.

TO:  Connecticut General Life Insurance Company
     Legislative Document Services - HO5G
     P.O. Box 2975
     Hartford, CT 06104

I have been furnished with a Prospectus of CG Life VAA-I (dated April 30, 1998), describing the Group Tax Deferred Variable Annuities Contract. Please send me a copy of the Statement of Additional Information pertaining to such Contract.


                                    NAME:  _________________________________
                                                    (Please Print)

_____________                    Mailing
   (Date)                        Address:  _________________________________
                                                  Street or P.O. Box


                                           _________________________________
                                           City          State         Zip

                      STATEMENT OF ADDITIONAL INFORMATION

                         CG VARIABLE ANNUITY ACCOUNT I


     X      GROUP TAX DEFERRED VARIABLE ANNUITIES (the "Contract")
  -------


                                   issued by
            Connecticut General Life Insurance Company  ("CG Life")
                              Hartford, CT 06152

                          Telephone No. 860-726-6000



This statement of Additional Information is not a prospectus, but should be read in conjunction with the Prospectus for the Contract offered by CG Life through its CG Variable Annuity Account I. The Prospectus has the same date as this Statement of Additional Information. A copy of the Prospectus may be obtained by writing to Connecticut General Life Insurance Company, LDS - HO5G,
P. O. Box 2975, Hartford, Connecticut 06104.


April 30, 1998

                               TABLE OF CONTENTS

      ITEMS                                                    PAGE
      -----                                                    ----
      General Information and History                            1
      Services                                                   1
      Purchase of Securities Being Offered                       2
      Underwriters                                               3
      Annuity Payments                                           3
      Financial Statements                                       4

                        GENERAL INFORMATION AND HISTORY

CG Life is a stock life insurance company specially chartered by the State of Connecticut on June 22, 1865. It is licensed to write life insurance, annuities, and accident and health insurance in all fifty states, the District of Columbia, Puerto Rico, Taiwan and certain Canadian provinces. Its Home Office is located at 900 Cottage Grove Road, Bloomfield, Connecticut and its mailing address is Hartford, Connecticut 06152.

The financial statements of CG Life which are part of this Statement of Additional Information are to be considered only to the extent that they bear upon the ability of CG Life to meet its obligations under the Contract, which include death benefits and its assumption of the mortality and expense charge.

Security Ownership of CIGNA:
----------------------------
CG Life is a wholly owned subsidiary of Connecticut General Corporation ("CGC"). CGC is a wholly owned subsidiary of CIGNA Holdings, Inc. which, in turn, is a wholly owned subsidiary of CIGNA Corporation, an insurance and financial services holding company organized to effect the combination of CGC and INA Corporation, (Insurance Company of North America), which became effective March 30, 1982. CIGNA Corporation is publicly held and, as of the date of this prospectus, has no information that any person or concern beneficially owns more than five percent of the outstanding common stock, except as reported on one
Schedule 13G received in February 1998.

CIGNA advises that Sanford C. Bernstein & Co., Inc ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1997 it held 6,263,994 shares, or 8.66%, of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares and proceeds from the sale of these shares. Sanford Bernstein also reported sole voting power as to 3,368,544, shared voting power as to 749,963, and sole dispostive power as to all of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1997 it held 4,276,700 shares, or 5.91%, of the outstanding common stock of CIGNA for the accounts from the sale of these shares. Wellington also reported sole voting power as to 323,700, and shared dispositive power as to all of these shares. Swiss Bank Corporation ("Swiss Bank"), Aeschenplatz 6 CH-4002, Basel, Switzerland, reported on a joint basis with its subsidiaries, SBC Holding (USA), Inc. ("SBC"), Brinson Partners, Inc. and Brinson Holdings, Inc. that as of December 31, 1997, Swiss Bank and SBC had shared voting and dispositive power over 3,868,333 shares, or 5.35%, of the outstanding common stock of CIGNA. Brinson Partners, Inc. and Brinson Holdings, Inc. reported shared voting and dispositive power over 3,859,472 shares.

                                   SERVICES

Safekeeping of Assets:
---------------------

All assets of the Separate Account are held in custody for safekeeping by the Separate Account. The assets of the Separate Account are held separate and apart from assets of other accounts. Shares of CIGNA Variable Products S&P 500 Index Fund (The "Fund"), if issued, may be left on deposit with the shareholder servicing agent of the Fund. The Separate Account will maintain a record of all purchases and redemptions for shares of the Fund by the Separate Account. Additional protection for the assets of the Separate Account is afforded by CG Life's fidelity bond, presently in the amount of $50 million, covering all officers and employees of CG Life.

The Custodian:

CG Life executed an agreement as of April 30, 1975 with State Street Bank and Trust Company ("State Street Bank"), pursuant to which Fund shares and other assets credited to VAA-I will be held in the custody of State Street Bank. State Street Bank is a Massachusetts trust company having its principal place of business at Boston, Massachusetts 02107.

The Agreement of Custodianship provides that State Street Bank will purchase fund shares at their net asset value with net payments received from CG Life. Purchases will be made by the Custodian at the net asset value of Fund shares determined as of the end of the valuation period in which the payments are received by CG Life. State Street Bank will reinvest all cash distributions of the Fund and effect redemptions of Fund shares in accordance with instructions from persons having voting rights in respect of Fund shares (see "Voting Rights"). In addition, State Street Bank will be responsible for maintaining appropriate records with respect to all transactions in Fund shares relative to VAA-I.

The agreement requires State Street Bank to have at all times an aggregate capital, surplus, and undivided profits of not less than $2,000,000 and prohibits resignation by State Street Bank until (a) VAA-I has been completely liquidated and the proceeds of such liquidation properly distributed or (b) a successor custodian bank having the qualifications enumerated above shall have agreed to serve as custodian. Subject to these conditions the Agreement of Custodianship may be terminated by either party upon 30 days of written notice. For its service as custodian, State Street Bank will be paid a fee to be agreed upon form time to time by State Street Bank and CG Life. The fee shall be paid by CG Life and in no event may State Street Bank charge or collect against or from the property held by it pursuant to the Agreement of Custodianship any of its fees or expenses without the prior written consent of CG Life. In addition, CG Life has agreed to indemnify State Street Bank for any liability arising in connection with its services as custodian so long as such liability is not attributable to the negligence or bad faith of State Street Bank.

Independent Accountants:
-----------------------

Price Waterhouse LLP acts as independent accountants for CG Variable Annuity Accounts and CG Life. Its offices are at One Financial Plaza, Hartford, CT 06103. As independent accountants, Price Waterhouse LLP annually performs an audit of the financial statements of the CG Variable Annuity Account I and CG Life.

                     PURCHASE OF SECURITIES BEING OFFERED

The Contract is sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. These persons may be registered representatives of CIGNA Financial Services, Inc. ("CFS") Hartford, Connecticut, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc. CFS is organized under the laws of Connecticut and is a wholly owned subsidiary of Connecticut General Corporation, which is wholly owned by CIGNA Holdings, Inc., which is in turn a wholly owned subsidiary of CIGNA Corporation. Effective December 1, 1997, CFS replaced CIGNA Financial Advisors, Inc. as the principal underwriter for the contracts. The Contract may also be sold through other broker-dealers registered under the Securities Exchange Act of 1934 whose representatives are authorized by applicable law to sell variable annuity contracts.

                                 UNDERWRITERS

(a) The principal underwriter of the Contract is CIGNA Financial Services, Inc. ("CFS"), Hartford, Connecticut, a broker-dealer registered under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc.

(b)  The Contract is offered on a continuing basis.

(c) The following table sets forth the aggregate amount of sales load charge paid to CG Life, for each of the calendar years 1994 to 1997, with respect to VAA-I Group Tax Deferred Variable Annuities and Group Variable Annuities for Qualified Retirement Plans. Commencing in 1991, payments to CG Life are made through the General Account. In prior years, payments were made through VAA-I.

                  Year                          Amount
                  ----                          ------
                  1997                         $ 19,866
                  1996                         $ 26,146
                  1995                         $ 24,885
                  1994                         $ 37,987

                               ANNUITY PAYMENTS

Annuity Payments - General:
--------------------------

As described in the Prospectus, Annuity Payments will be determined on the basis of (i) the table specified in the Contract which reflects the adjusted age of the Annuitant, (ii) the type of annuity payout option selected, and (iii) the investment performance of the underlying Fund shares. The amount of Annuity Payments will not be adversely affected by adverse mortality experience or any increase in the expenses of CG Life in excess of the charges specified in the Contract. If CG Life is required to withhold certain amounts from annuity payments in compliance with Federal or State Law relating to collection of income taxes at the source of payment, the amount so required will be deducted from each payment.

Determination of Monthly Annuity Payments:
-----------------------------------------

The Contract contains tables indicating the dollar amount of the first monthly Annuity Payment which can be purchased with each $1,000 of value accumulated under the Contract. These tables include an "assumed investment return," which is the annual rate of return, expressed as a percentage, that the Contract assumes assets invested in the underlying Fund will achieve each year. The assumed investment return is the measuring point for subsequent Annuity Payments. If the actual net investment rate (on an annual basis) equals the assumed investment return and remains constant, the Annuity Payments will remain constant. If the actual net investment rate exceeds the assumed investment return, the Annuity Payments will increase at a rate equal to the amount of such excess. Conversely, if the actual rate is less than the assumed investment return, Annuity payments will decrease.

The selection of the assumed investment return rate is made by the Contractholder from a range made available by CG Life, and is used to determine the purchase rates for all annuities effected under the Contract. Assumed investment returns of from 3% to 5% are normally available.

The assumed investment return may be changed, by amendment of the Contract, with respect to annuities effected on or after the date of change.

To determine the amount of the first monthly Variable Annuity payment, the amount available to effect the Variable Annuity is multiplied by the appropriate annuity purchase rate from the table specified in the Contract.

Each monthly Variable Annuity payment thereafter is determined by multiplying the amount of Annuity Units attributable to the Annuitant by the value of the Annuity Unit for the Valuation Date immediately preceding the payment date.

                             FINANCIAL STATEMENTS

The following pages set forth the financial statements of:

(a)  Connecticut General Life Insurance Company
     CG Variable Annuity Account I

(b)  Connecticut General Life Insurance Company
     Consolidated Financial Statements

Report of
Independent Accountants


To the Board of Directors and Participants of CG Variable Annuity Account I of
Connecticut General Life
Insurance Company


In our opinion, the accompanying statement of assets and liabilities and the related statements of operations and of changes in net assets and the selected per unit data and ratio present fairly, in all material respects, the financial position of CG Variable Annuity Account I (the "Account") of Connecticut General Life Insurance Company at December 31, 1997, the results of its operations and the changes in its net assets and the selected per unit data and ratio for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and selected per unit data and ratio (hereafter referred to as "financial statements") are the responsibility of the Account's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.

/s/Price Waterhouse LLP

Hartford, Connecticut
February 20, 1998

CG VARIABLE ANNUITY ACCOUNT I

Statement of
Assets and Liabilities

December 31, 1997

ASSETS:
 Investment in CIGNA Variable Products S&P 500 Index Fund
   at net asset value, 4,799,231 shares at $15.83 per share
   (cost $52,225,283; unrealized appreciation $23,746,544)
                                                                   $75,971,827
                                                                   -----------
 Receivable from Connecticut General Life Insurance Company              5,955
                                                                   -----------
NET ASSETS:                                                        $75,977,782
                                                                   ===========


NET ASSETS REPRESENTED BY:

                                           Accumulation   Unit
                                              Units       Value
                                           -----------   --------
Group contracts:
  50 participants or more                    216,798     $197.749  $42,871,588
  Less than 50 participants                   35,265      183.806    6,481,919
  Tax-deferred annuity contracts issued
    after May 1, 1976                         91,439      161.809   14,795,653

Individual contracts:
  Variable annuity contracts                  17,789      170.976    3,041,492
  Flexible annuity contracts                  15,967      161.689    2,581,688

Reserve for variable annuity contracts
 in distribution period                                              6,205,442
                                                                   -----------
                                                                   $75,977,782
                                                                   ===========

CG VARIABLE ANNUITY ACCOUNT I

Statement of Changes in Net Assets

Year ended December 31,                                  1997         1996
                                                     -----------   ----------
FROM OPERATIONS:
Investment income -- net                             $ 1,167,000   $ 1,161,630
Realized gain on investments -- net                    2,401,283     3,305,638
Change in unrealized appreciation
 on investments -- net                                12,891,218     7,539,388
                                                     -----------   -----------
Increase in net assets resulting
 from operations                                      16,459,501    12,006,656
                                                     -----------   -----------
FROM UNIT TRANSACTIONS:
Participant contributions -- net                         697,550       731,040
Amount transferred out of Account -- net                (476,392)     (413,295)
Withdrawal of funds on terminated contracts -- net    (3,037,693)   (6,493,913)
Annuity benefit distributions                           (972,942)     (884,485)
Other, principally mortality guarantee adjustment        500,966      (154,269)

                                                     -----------   -----------
Decrease in net assets derived
 from unit transactions                               (3,288,481)   (7,214,922)
                                                     -----------   -----------
INCREASE IN NET ASSETS                                13,171,020     4,791,734

NET ASSETS:
Beginning of year                                     62,806,762    58,015,028
                                                     -----------   -----------
End of year                                          $75,977,782   $62,806,762
                                                     ===========   ===========

The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY ACCOUNT I

Notes to
Financial Statements

The Account is registered as a Unit Investment Trust under the Investment Company Act of 1940, as amended. The operations of the Account are part of the operations of Connecticut General Life Insurance Company (CG Life).These financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding fair market value and reserve assumptions, that affect recorded amounts. Actual results could differ from those estimates. Significant estimates are discussed throughout the Notes to Financial Statements.

1. The following is a summary of significant accounting policies consistently applied in the preparation of the Account's financial statements:

 A. The investment in CIGNA Variable Products S&P 500 Index Fund (Fund)shares is valued at the closing net asset value per share as determined by the Fund on December 31, 1997. The Fund was organized by CG Life in 1968.

 B. The amount of the reserve for contracts in the distribution period is determined by actuarial assumptions which meet statutory requirements. Gains or losses resulting from actual mortality experience, the full responsibility for which is assumed by CG Life, are offset by transfers to or from CG Life.

 C. Investment transactions are accounted for on the trade date (date the order to buy or sell is executed), and income is recorded on the ex-dividend date. Cost of investments sold is determined on the basis of the last-in, first-out method.

 D. The operations of the Account are included in, and taxed as part of, CG Life's tax return, which is taxed as a life insurance company. Under Internal Revenue Code Section 817 there is no taxable income attributable to the Account.

2. Under the terms of the annuity contracts, the Individual participant can elect either a fixed or variable annuity benefit at retirement. The Group participant can elect either a fixed or variable annuity benefit during the accumulation phase and at retirement. The assets providing for the variable annuity benefit will be invested in the Fund, and the fixed annuity contract will be purchased from the Account's sponsor, CG Life.

                              1997      1996
                            --------  --------
Transfers to CG Life
for purchase of fixed
annuity contracts during
accumulation phase
(included in net
amount transferred
out of Account)             $669,730  $497,991

Transfers from CG Life
for purchase of variable
annuity contracts during
accumulation phase
(included in net
amount transferred
out of Account)             $193,338  $ 84,696

Transfers from
accumulation period
to distribution period      $ 12,606  $253,279

3. The cost of investments represents the accumulated cost of Fund shares purchased by the Account at net asset value with net participant contributions received and from reinvestment of all distributions made by the Fund.

4. Participant contributions are net of premium taxes (if any) and sales load of $17,975 and $21,505 for the years ended December 31, 1997 and 1996, respectively.
These amounts are deducted from participant contributions and paid to CG Life in accordance with the contract. Mortality and expense risk charges, which generally range from 0.25% to 0.60%, depending on contract size are, also paid to CG Life.

5. Withdrawal of funds on terminated contracts is net of administrative charges of $9,552 and $14,375 for the years ended December 31, 1997 and 1996, respectively. These amounts are paid to CG Life in accordance with the contract.

6. Contracts are sold primarily by persons who are insurance agents of or brokers for CG Life authorized by applicable law to sell life and other forms of personal insurance and who are similarly authorized to sell variable annuities. Effective December 1, 1997, CFA was replaced as principal underwriter for the contracts by CIGNA Financial Services, Inc., which is an affiliate of CG Life.

CG VARIABLE ANNUITY ACCOUNT I

Statement of
Operations


Year ended December 31,                      1997        1996
                                         -----------  ----------
INVESTMENT INCOME:
 Dividends                               $ 1,466,855  $ 1,412,703
 Expenses:
  Mortality and expense risk                 299,855      251,073
                                         -----------  -----------
Investment Income -- Net                   1,167,000    1,161,630
                                         -----------  -----------
REALIZED GAIN ON INVESTMENTS:
 Proceeds from sale of shares              6,747,450    8,864,464
 Cost of shares sold                       6,022,719    7,748,643
                                         -----------  -----------
Realized gain from security
  transactions -- net                        724,731    1,115,821
 Capital gains distribution                1,676,552    2,189,817
                                         -----------  -----------
Realized Gain on
  Investments -- Net                       2,401,283    3,305,638
                                         -----------  -----------
UNREALIZED APPRECIATION
ON INVESTMENTS:
 Beginning of year                        10,855,326    3,315,938
 End of year                              23,746,544   10,855,326
                                         -----------  -----------
Change in Unrealized Appreciation
  on Investments -- Net                   12,891,218    7,539,388
                                         -----------  -----------
INCREASE IN NET ASSETS RESULTING FROM
OPERATIONS                               $16,459,501  $12,006,656
                                         ===========  ===========


RATIO OF NET INVESTMENT INCOME TO AVERAGE
NET ASSETS                                    1.682%       1.923%

NUMBER OF ACCUMULATION UNITS OUTSTANDING
AT END OF YEAR                               377,258      409,603

The Notes to Financial Statements are an integral part of these statements.

CG VARIABLE ANNUITY ACCOUNT I

Notes to
Financial Statements (Continued)

7. ACCUMULATION UNITS INFORMATION

                                        SCHEDULE OF SELECTED PER UNIT DATA
                                        ----------------------------------
                                                                 December 31,
                                               ------------------------------------------------
Group Contracts:                                 1997      1996      1995      1994      1993
                                               --------  --------  --------  --------  --------
   50 participants or more:

   Net asset value:
   ----------------------------------
   Beginning of year                           $148.759  $121.763  $ 89.219  $ 88.848  $ 86.503
   End of year                                  197.749   148.759   121.763    89.219    88.848
                                               --------  --------  --------  --------  --------
     Net increase in net unit value
                                               $ 48.990  $ 26.996  $ 32.544  $  0.371  $  2.345
                                               ========  ========  ========  ========  ========
   Accumulation units outstanding:
   ----------------------------------
   End of year                                  216,798   238,436   261,172   308,233   353,129
                                               ========  ========  ========  ========  ========
   Less than 50 participants:

   Net asset value:
   ----------------------------------
   Beginning of year                           $138.631  $113.772  $ 83.580  $ 83.449  $ 81.459
   End of year                                  183.806   138.631   113.772    83.580    83.449
                                               --------  --------  --------  --------  --------
     Net increase in net unit value
                                               $ 45.175  $ 24.859  $ 30.192  $  0.131  $  1.990
                                               ========  ========  ========  ========  ========
   Accumulation units outstanding:
   ----------------------------------
   End of year                                   35,265    37,135    45,992    50,443    52,486
                                               ========  ========  ========  ========  ========
   Tax-deferred annuity contracts
   issued after May 1, 1976:

   Net asset value:
   ----------------------------------
   Beginning of year                           $122.149  $100.335  $ 73.775  $ 73.725  $ 72.031
   End of year                                  161.809   122.149   100.335    73.775    73.725
                                               --------   -------   -------   -------  --------
     Net increase in net unit value
                                               $ 39.660  $ 21.814  $ 26.560  $  0.050  $  1.694
                                               ========  ========  ========  ========  ========
   Accumulation units outstanding:
   ----------------------------------
   End of year                                   91,439    98,421   115,290   121,840   124,827
                                               ========  ========  ========  ========  ========

CG VARIABLE ANNUITY ACCOUNT I

Notes to
Financial Statements (Continued)

7. ACCUMULATION UNITS INFORMATION


                                                                  December 31,
                                                 ----------------------------------------------------
Individual Contracts:                              1997      1996        1995        1994       1993
                                                 --------  --------    --------    -------    -------
   Variable annuity contracts:

   Net asset value:
   ---------------------------------
   Beginning of year                             $129.262  $106.339    $ 78.306    $78.370    $76.684
   End of year                                    170.976   129.262     106.339     78.306     78.370
                                                 --------   -------     -------    -------    -------
     Net increase (decrease) in net
     unit value                                  $ 41.714  $ 22.923    $ 28.033    $(0.064)   $ 1.686
                                                 ========  ========    ========    =======    =======
   Accumulation units outstanding:
   ---------------------------------
   End of year                                     17,789    18,959      19,685     23,011     30,646
                                                 ========  ========    ========    =======    =======
   Flexible annuity contracts:

   Net asset value:
   ---------------------------------
   Beginning of year                             $122.670  $101.272    $ 74.835    $75.158    $73.800
   End of year                                    161.689   122.670     101.272     74.835     75.158
                                                  -------   -------     -------    -------    -------
     Net increase (decrease) in net
     unit value                                  $ 39.019  $ 21.398    $ 26.437    $(0.323)   $ 1.358
                                                 ========  ========    ========    =======    =======
   Accumulation units outstanding:
   ---------------------------------
   End of year                                     15,967    16,652      17,502     19,687     22,970
                                                 ========  ========    ========    =======    =======

8. DIVERSIFICATION REQUIREMENTS
-------------------------------
Under the provisions of Section 817(h) of the Internal Revenue Code (Code), a variable annuity contract, other than a Contract issued in conjunction with certain types of employee benefit plans, will not be treated as an annuity contract for federal tax purposes for any period for which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the "adequately diversified" requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements, as set forth in regulations issued by the Secretary of Treasury.

The Secretary of Treasury has issued regulations under Section 817(h) of the Code. CG Life believes that the Account satisfies the current requirements of the regulations, and it intends that the Account will continue to meet such requirements.

                           CONNECTICUT GENERAL LIFE

                               INSURANCE COMPANY

                       CONSOLIDATED FINANCIAL STATEMENTS


                               DECEMBER 31, 1997

                     [LETTERHEAD OF PRICE WATERHOUSE LLP]


                       Report of Independent Accountants
                       ---------------------------------


February 10, 1998

To the Board of Directors and Shareholder of Connecticut General Life Insurance Company


In our opinion, the accompanying consolidated balance sheets and the related consolidated statements of income and retained earnings and of cash flows present fairly, in all material respects, the financial position of Connecticut General Life Insurance Company and its subsidiaries at December 31, 1997 and 1996, and the results of their operations and their cash flows for each of the three years in the period ended December 31, 1997, in conformity with generally accepted accounting principles. These financial statements are the responsibility of the Company's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for the opinion expressed above.


/s/ PRICE WATERHOUSE LLP

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
            CONSOLIDATED STATEMENTS OF INCOME AND RETAINED EARNINGS

-----------------------------------------------------------------------------
(In millions)
-----------------------------------------------------------------------------
For the years ended December 31,                1997     1996      1995
-----------------------------------------------------------------------------
REVENUES
Premiums and fees                               $5,376   $5,314    $4,998
Net investment income                            3,139    3,199     3,138
Realized investment gains (losses)                  45       37        (7)
Other revenues                                      10        9         9
                                                ------   ------    ------
    Total revenues                               8,570    8,559     8,138
                                                ------   ------    ------

BENEFITS, LOSSES AND EXPENSES
Benefits, losses and settlement expenses         5,917    6,069     5,892
Policy acquisition expenses                        122      143       127
Other operating expenses                         1,618    1,477     1,358
                                                ------   ------    ------
    Total benefits, losses and expenses          7,657    7,689     7,377
                                                ------   ------    ------

INCOME BEFORE INCOME TAXES                         913      870       761
                                                ------   ------    ------
Income taxes (benefits):
  Current                                          347      394       301

  Deferred                                         (49)     (81)      (44)
                                                ------   ------    ------
    Total taxes                                    298      313       257
                                                ------   ------    ------

NET INCOME                                         615      557       504

Dividends declared                                (400)    (600)     (252)

Retained earnings, beginning of year             3,177    3,220     2,968
-----------------------------------------------------------------------------

RETAINED EARNINGS, END OF YEAR                  $3,392   $3,177    $3,220
=============================================================================

The Notes to Financial Statements are an integral part of these statements.

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                          CONSOLIDATED BALANCE SHEETS

-----------------------------------------------------------------------------------------------
(In millions)
-----------------------------------------------------------------------------------------------
As of December 31,                                                              1997     1996
-----------------------------------------------------------------------------------------------
ASSETS
Investments:
  Fixed maturities, at fair value (amortized cost, $20,962; $19,882)           $22,323  $20,816
  Mortgage loans                                                                10,090   10,152
  Equity securities, at fair value (cost, $75; $59)                                 54       41
  Policy loans                                                                   7,146    7,133
  Real estate                                                                      749    1,025
  Other long-term investments                                                      166      193
  Short-term investments                                                           173      417
-----------------------------------------------------------------------------------------------
      Total investments                                                         40,701   39,777
Cash and cash equivalents                                                          923        -
Accrued investment income                                                          602      619
Premiums and accounts receivable                                                   811      817
Reinsurance recoverables                                                         1,271    1,303
Deferred policy acquisition costs                                                  834      780
Property and equipment, net                                                        291      276
Current income taxes                                                                67       12
Deferred income taxes, net                                                         653      639
Goodwill                                                                           474      488
Other assets                                                                       209      249
Separate account assets                                                         29,217   22,555
-----------------------------------------------------------------------------------------------
      Total assets                                                             $76,053  $67,515
-----------------------------------------------------------------------------==================

LIABILITIES
Contractholder deposit funds                                                   $30,449  $29,621
Future policy benefits                                                           8,224    8,187
Unpaid claims and claim expenses                                                 1,225    1,170
Unearned premiums                                                                  260      200
-----------------------------------------------------------------------------------------------
      Total insurance and contractholder liabilities                            40,158   39,178
Accounts payable, accrued expenses
   and other liabilities                                                         2,428    1,808
Separate account liabilities                                                    29,021   22,365
-----------------------------------------------------------------------------------------------
      Total liabilities                                                         71,607   63,351
-----------------------------------------------------------------------------------------------

CONTINGENCIES - NOTE 12

SHAREHOLDER'S EQUITY
Common stock (6 shares outstanding)                                                 30       30
Additional paid-in capital                                                         766      766
Net unrealized appreciation on investments                                         256      188
Net translation of foreign currencies                                                2        3
Retained earnings                                                                3,392    3,177
-----------------------------------------------------------------------------------------------
      Total shareholder's equity                                                 4,446    4,164
-----------------------------------------------------------------------------------------------
      Total liabilities and shareholder's equity                               $76,053  $67,515
===============================================================================================

The Notes to Financial Statements are an integral part of these statements.

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY
                     CONSOLIDATED STATEMENTS OF CASH FLOWS

----------------------------------------------------------------------------------------------------------
(In millions)
----------------------------------------------------------------------------------------------------------
For the years ended December 31,                                                 1997      1996      1995
----------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
Net income                                                                     $   615   $   557   $   504
Adjustments to reconcile net income to net cash
  provided by operating activities:
  Insurance liabilities                                                             78        57       (90)
  Reinsurance recoverables                                                          68       (11)    1,201
  Premiums and accounts receivable                                                 106        77        32
  Deferred income taxes, net                                                       (49)      (82)      (44)
  Other assets                                                                     (54)       43       (14)
  Deferred policy acquisition costs                                                (97)      (92)       12
  Accounts payable, accrued expenses,
    other liabilities and current income taxes                                      41      (113)      212
  Depreciation and goodwill amortization                                            88        94        89
  Other, net                                                                       (99)     (151)      (79)
                                                                               -------   -------   -------
      Net cash provided by operating activities                                    697       379     1,823
                                                                               -------   -------   -------

CASH FLOWS FROM INVESTING ACTIVITIES
Proceeds from investments sold:
  Fixed maturities                                                               1,583     1,589     1,070
  Mortgage loans                                                                   807       640       383
  Equity securities                                                                 14        13       119
  Real estate                                                                      401       345       299
  Other (primarily short-term investments)                                       6,447     3,613     2,268
Investment maturities and repayments:
  Fixed maturities                                                               2,394     2,634     2,234
  Mortgage loans                                                                   601       630       420
Investments purchased:
  Fixed maturities                                                              (4,339)   (3,834)   (4,439)
  Mortgage loans                                                                (1,426)   (1,300)   (1,908)
  Equity securities                                                                 (9)       (3)      (20)
  Policy loans                                                                     (13)     (207)   (2,129)
  Other (primarily short-term investments)                                      (6,296)   (3,930)   (2,334)
  Other, net                                                                      (102)      (94)     (119)
                                                                               -------   -------   -------
      Net cash provided by (used in) investing activities                           62        96    (4,156)
                                                                               -------   -------   -------

CASH FLOWS FROM FINANCING ACTIVITIES
Contractholder deposit funds:
  Deposits and interest credited                                                 7,634     7,260     7,489
  Withdrawals and benefit payments                                              (7,023)   (7,135)   (4,985)
Dividends paid to parent                                                          (400)     (600)     (252)
Other, net                                                                         (47)        -         1
----------------------------------------------------------------------------------------------------------
      Net cash provided by (used in) financing activities                          164      (475)    2,253
----------------------------------------------------------------------------------------------------------
Net increase (decrease) in cash and cash equivalents                               923         -       (80)
Cash and cash equivalents, beginning of year                                         -         -        80
----------------------------------------------------------------------------------------------------------

Cash and cash equivalents, end of year                                         $   923   $     -   $     -
==========================================================================================================
Supplemental Disclosure of Cash Information:
  Income taxes paid, net of refunds                                            $   402   $   385   $   211
  Interest paid                                                                $     5   $     7   $     7
----------------------------------------------------------------------------------------------------------
The Notes to Financial Statements are an integral part of these statements.

                  CONNECTICUT GENERAL LIFE INSURANCE COMPANY

                         NOTES TO FINANCIAL STATEMENTS

NOTE 1 - DESCRIPTION OF BUSINESS

  Connecticut General Life Insurance Company and its subsidiaries (the Company) provide insurance and related financial services throughout the United States and in many locations worldwide. Principal products and services include group life and health insurance, individual life insurance and annuity products, and retirement and investment products and services. The Company is a wholly-owned subsidiary of Connecticut General Corporation, which is an indirect wholly-owned subsidiary of CIGNA Corporation (CIGNA).

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

  A) BASIS OF PRESENTATION: The consolidated financial statements include the accounts of the Company and all significant subsidiaries. These consolidated financial statements have been prepared in conformity with generally accepted accounting principles, and reflect management's estimates and assumptions, such as those regarding medical costs and interest rates, that affect the recorded amounts. Significant estimates used in determining insurance and contractholder liabilities, related reinsurance recoverables, and valuation allowances for investment assets are discussed throughout the Notes to Financial Statements. Certain reclassifications have been made to prior years' amounts to conform with the 1997 presentation.

  B) RECENT ACCOUNTING PRONOUNCEMENTS:   In 1997, the Financial Accounting
Standards Board (FASB) issued SFAS No. 131, "Disclosures about Segments of an Enterprise and Related Information", which could change the way segments are structured and require additional segment disclosure. Although the Company has not determined the timing of implementation of this pronouncement, it will be adopted no later than the required implementation date of December 31, 1998.

  The American Institute of Certified Public Accountants issued Statement of Position (SOP) 97-3, "Accounting by Insurance and Other Enterprises for Insurance-Related Assessments" in 1997. SOP 97-3 provides guidance on the recognition and measurement of liabilities for guaranty fund and other insurance-related assessments. Implementation is required by the first quarter of 1999, with the cumulative effect of adopting the SOP reflected in net income in the year of adoption. The Company has not determined the effect or timing of implementation of this pronouncement.

  In 1996, the Company implemented Statement of Financial Accounting Standards
(SFAS) No. 121, "Accounting for the Impairment of Long-Lived Assets and for Long-Lived Assets to Be Disposed Of." SFAS No. 121 requires write-down to fair value when long-lived assets to be held and used are impaired. Long-lived assets to be disposed of, including real estate held for sale, must be carried at the lower of cost or fair value less costs to sell. Depreciation of assets to be disposed of is prohibited. The effect of implementing SFAS No. 121 was not material to the Company.

     C) FINANCIAL INSTRUMENTS: In the normal course of business, the Company enters into transactions involving various types of financial instruments, including investments such as fixed maturities and equity securities and off-balance sheet financial instruments such as investment and loan commitments and financial guarantees. These instruments are subject to risk of loss due to interest rate and market fluctuations and most have credit risk. The Company evaluates and monitors each financial instrument individually and, where appropriate, uses certain derivative instruments or obtains collateral or other forms of security to minimize risk of loss.

  Financial instruments that are subject to fair value disclosure requirements (insurance contracts, real estate, goodwill and taxes are excluded) are carried in the financial statements at amounts that approximate fair value, except for Mortgage Loans and Contractholder Deposit Funds (non-insurance products). For these financial instruments, the fair value was not materially different from the carrying amount as of December 31, 1997 and 1996. Fair values of off-balance sheet financial instruments as of December 31, 1997 and 1996 were not material.

  Fair values for financial instruments are estimates that, in many cases, may differ significantly from the amounts that could be realized upon immediate liquidation. In cases where market prices are not available, estimates of fair value are based on discounted cash flow analyses which utilize current interest rates for similar financial instruments with comparable terms and credit quality. The fair value of liabilities for contractholder deposit funds was estimated using the amount payable on demand, and for those not payable on demand, discounted cash flow analyses.

  D) INVESTMENTS: Investments in fixed maturities, which are classified as available-for-sale, include bonds, asset-backed securities, including collateralized mortgage obligations (CMOs), and redeemable preferred stocks. Fixed maturities are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Fixed maturities are considered impaired and written down to fair value when a decline in value is considered to be other than temporary.

  Mortgage loans are carried principally at unpaid principal balances, net of valuation reserves. Mortgage loans are considered impaired when it is probable that the Company will not collect all amounts according to the contractual terms of the loan agreement. If impaired, a valuation reserve is utilized to record any change in the fair value of the underlying collateral below the carrying value of the mortgage loan.

  Fixed maturities and mortgage loans that are delinquent or restructured to modify basic financial terms, typically to reduce the interest rate and, in certain cases, extend the term, are placed on non-accrual status. Net investment income on such investments is recognized only when payment is received.

  Real estate investments are either held for the production of income or held for sale. Real estate investments held for the production of income are carried
at depreciated cost less any write-downs to fair value.   Depreciation is
generally calculated using the straight-line method based on the estimated useful lives of these assets.

  Real estate investments held for sale are generally those which are acquired through the foreclosure of mortgage loans. The Company's policy is to rehabilitate, re-lease and sell foreclosed properties, which generally takes two to four years. At the time of foreclosure, properties are valued at fair value less estimated costs to sell and reclassified from mortgage loans to real estate held for sale. Subsequent to foreclosure, these investments are carried at the lower of cost or current fair value less estimated costs to sell and are no longer depreciated. Adjustments to the carrying value as a result of changes in fair value subsequent to foreclosure are recorded as valuation reserves. The Company considers several methods in determining fair value for real estate, with emphasis placed on the use of discounted cash flow analyses and, in some cases, the use of third-party appraisals.

  Equity securities, which include common and non-redeemable preferred stocks, are carried at fair value, with unrealized appreciation or depreciation included in Shareholder's Equity. Short-term investments are carried at fair value, which approximates cost. Equity securities and short-term investments are classified as available for sale.

 Policy loans are generally carried at unpaid principal balances.

  Realized investment gains and losses result from sales, investment asset write-downs and changes in valuation reserves. Realized investment gains and losses do not include amounts attributable to experience-rated pension policyholders' contracts and participating life policies (policyholder share). Realized investment gains and losses are based upon specific identification of the investment assets.

  Unrealized investment gains and losses for investments carried at fair value are included in Shareholder's Equity net of policyholder-related amounts and deferred income taxes.

  See Note 4(F) for a discussion of the Company's accounting policies for derivative financial instruments.

   E) CASH AND CASH EQUIVALENTS: Short-term investments with a maturity of three months or less at the time of purchase are reported as cash equivalents.

  F) REINSURANCE RECOVERABLES: Reinsurance recoverables are estimates of amounts to be received from reinsurers, including amounts under reinsurance agreements with affiliated companies. Allowances are established for amounts estimated to be uncollectible.

  G) DEFERRED POLICY ACQUISITION COSTS: Acquisition costs consist of commissions, premium taxes and other costs, which vary with, and are primarily related to, the production of revenues. Acquisition costs for universal life products and contractholder deposit funds are deferred and amortized in proportion to the present value of total estimated gross profits over the expected lives of the contracts. Acquisition costs for annuity and other individual life insurance products are deferred and amortized, generally in proportion to the ratio of annual revenue to the estimated total revenues over the contract periods.

  Deferred policy acquisition costs are reviewed to determine if they are recoverable from future income, including investment income. If such costs are estimated to be unrecoverable, they are expensed unless such costs are estimated to be unrecoverable as a result of treating unrealized investment gains and losses as though they had been realized. In these cases a deferred acquisition cost valuation allowance may be established or adjusted, with a comparable offset in net unrealized appreciation (depreciation).

  H) PROPERTY AND EQUIPMENT: Property and equipment are carried at cost less accumulated depreciation. When applicable, cost includes interest and real estate taxes incurred during construction and other construction-related costs. Depreciation is calculated principally on the straight-line method based on the estimated useful lives of the assets. Accumulated depreciation was $448 million and $427 million at December 31, 1997 and 1996, respectively.

  I) OTHER ASSETS: Other Assets consists of various insurance-related assets, principally ceded unearned premiums, reinsurance deposits and other amounts due from affiliated companies.

  J) GOODWILL: Goodwill represents the excess of the cost of businesses acquired over the fair value of their net assets. Goodwill is amortized on systematic bases over periods, not exceeding 40 years, that correspond with the benefits estimated to be derived from the acquisitions. The Company evaluates the carrying amount of goodwill by analyzing historical and estimated future income and undiscounted estimated cash flows of the related businesses. Goodwill is written down when impaired. Amortization periods are revised if it is estimated that the remaining period of benefit of the goodwill has changed. Accumulated amortization was $113 million and $99 million at December 31, 1997 and 1996, respectively.

  K) SEPARATE ACCOUNTS: Separate account assets and liabilities are principally carried at market value and represent policyholder funds maintained in accounts having specific investment objectives. The investment income, gains and losses of these accounts generally accrue to the policyholders and, therefore, are not included in the Company's revenues and expenses.

  L) CONTRACTHOLDER DEPOSIT FUNDS:   Liabilities for Contractholder Deposit
Funds consist of deposits received from customers and investment earnings on their fund balances, less administrative charges and, for universal life fund balances, mortality charges.

  M) FUTURE POLICY BENEFITS: Future policy benefits are liabilities for life, health and annuity products. Such liabilities are established in amounts adequate to meet the estimated future obligations of policies in force. These liabilities are computed using premium assumptions for group annuity policies and the net level premium method for individual life policies, and are based upon estimates as to future investment yield, mortality and withdrawals that include provisions for adverse deviation. Future policy benefits for individual life insurance and annuity policies are computed using interest rates ranging from 2% to 11%, generally graded down from 1 to 20 years. Mortality, morbidity, and withdrawal assumptions are based on either the Company's own experience or various actuarial tables.

  N) UNPAID CLAIMS AND CLAIM EXPENSES: Liabilities for unpaid claims and claim expenses are estimates of payments to be made on reported and incurred but not reported insurance claims.

  O) UNEARNED PREMIUMS: Premiums for group life and accident and health insurance are reported as earned on a pro rata basis over the contract period. The unexpired portion of these premiums is recorded as Unearned Premiums.

  P) OTHER LIABILITIES: Other Liabilities consist principally of postretirement and postemployment benefits and various insurance-related liabilities, including amounts related to reinsurance contracts and guaranty fund assessments that can be reasonably estimated.

  Q) TRANSLATION OF FOREIGN CURRENCIES: Foreign operations primarily utilize the local currencies as their functional currencies, and assets and liabilities are translated at the rates of exchange as of the balance sheet date. The translation gain or loss on such functional currencies, net of applicable taxes, is generally reflected in Shareholder's Equity. Revenues and expenses are translated at the average rates of exchange prevailing during the year.

  R) PREMIUM AND FEES, REVENUES AND RELATED EXPENSES: Premiums for group life and accident and health insurance are recognized as revenue on a pro-rata basis over their contract periods. Benefits, losses and settlement expenses are recognized when incurred.

  Premiums for individual life insurance as well as individual and group annuity products, excluding universal life and investment-related products, are recognized as revenue when due. Benefits, losses and settlement expenses are matched with premiums.

  Revenues for universal life products consist of net investment income and mortality, administration and surrender fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting universal life products and is recognized as earned. Fees for mortality are recognized ratably over the policy year. Administration fees are recognized as services are provided, and surrender charges are recognized as earned. Benefit expenses for universal life products consist of benefit claims in excess of fund balances, which are recognized when claims are filed, and amounts credited in accordance with contract provisions.

  Revenues for investment-related products consist of net investment income and contract fees assessed against the fund balances during the period. Net investment income represents investment income on assets supporting investment-related products and is recognized as earned. Contract fees are based upon related administrative expenses and are assessed ratably over the contract year. Benefit expenses for investment-related products primarily consist of amounts credited in accordance with contract provisions.

  S) PARTICIPATING BUSINESS: Certain life insurance policies contain dividend payment provisions that enable the policyholder to participate in a portion of the earnings of the Company's business. The participating insurance in force accounted for approximately 7% of total life insurance in force at December 31, 1997, 1996 and 1995.

   T) INCOME TAXES: The Company and its domestic subsidiaries are included in the consolidated United States federal income tax return filed by CIGNA. In accordance with a tax sharing agreement with CIGNA, the provision for federal income tax is computed as if the Company were filing a separate federal income tax return, except that benefits arising from tax credits and net operating and capital losses are allocated to those subsidiaries producing such attributes to the extent they are utilized in CIGNA's consolidated federal income tax provision.

   Deferred income taxes are generally recognized when assets and liabilities
have different values for financial statement and tax reporting purposes.   See
Note 7 for additional information.

NOTE 3 - DISPOSITION

  As of January 1, 1998, the Company sold its individual life insurance and annuity businesses for cash proceeds of $1.4 billion. The sale resulted in an after-tax gain of approximately $800 million. Since the principal agreement to sell these businesses is in the form of an indemnity reinsurance arrangement, approximately $575 million of the gain will be deferred and amortized over future periods at the rate that earnings from the businesses sold would have been expected to emerge. Revenues for these businesses were $972 million, $926 million and $865 million for the years ended December 31, 1997, 1996 and 1995, respectively, and net income was $102 million, $67 million and $74 million for the same periods. The Company paid a dividend of $1.4 billion to its parent in January 1998, having received prior approval of both the disposition and the dividend from the Connecticut Insurance Department (the Department).

NOTE 4 - INVESTMENTS

  A) FIXED MATURITIES: Fixed maturities are net of cumulative write-downs of $36 million and $95 million, including policyholder share, as of December 31, 1997 and 1996, respectively.

  The amortized cost and fair value by contractual maturity periods for fixed maturities, including policyholder share, as of December 31, 1997 were as follows:

------------------------------------------------------------
                                          Amortized   Fair
(In millions)                               Cost      Value
----------------------------------------  ---------  -------

Due in one year or less                     $ 1,114  $ 1,139
Due after one year through five years         5,768    5,949
Due after five years through ten years        4,734    4,998
Due after ten years                           3,093    3,680
Asset-backed securities                       6,253    6,557
----------------------------------------    -------  -------
Total                                       $20,962  $22,323
----------------------------------------    =======  =======

          Actual maturities could differ from contractual maturities because issuers may have the right to call or prepay obligations with or without call or prepayment penalties. Also, the Company may extend maturities in some cases.

  Gross unrealized appreciation (depreciation) for fixed maturities, including policyholder share, by type of issuer was as follows:

-----------------------------------------------------------------------------------
                                                   December 31, 1997
-----------------------------------------------------------------------------------
                                    Amortized    Unrealized    Unrealized      Fair
(In millions)                            Cost  Appreciation  Depreciation     Value
-----------------------------------------------------------------------------------
Federal government bonds              $ 1,361        $  294         $   -   $ 1,655
State and local government bonds          178            22            (2)      198
Foreign government bonds                  143             7            (1)      149
Corporate securities                   13,027           860          (123)   13,764
Asset-backed securities                 6,253           317           (13)    6,557
-----------------------------------------------------------------------------------
Total                                 $20,962        $1,500         $(139)  $22,323
===================================================================================

-----------------------------------------------------------------------------------
                                                        December 31, 1996
-----------------------------------------------------------------------------------
                                    Amortized    Unrealized    Unrealized      Fair
(In millions)                            Cost  Appreciation  Depreciation     Value
-----------------------------------------------------------------------------------
Federal government bonds              $   475        $  160         $   -   $   635
State and local government bonds          174            13            (4)      183
Foreign government bonds                  121             6             -       127
Corporate securities                   13,310           742          (148)   13,904
Asset-backed securities                 5,802           226           (61)    5,967
-----------------------------------------------------------------------------------
Total                                 $19,882        $1,147         $(213)  $20,816
===================================================================================

  Asset-backed securities include investments in CMOs as of December 31, 1997 of $2.3 billion carried at fair value (amortized cost, $2.3 billion), compared with $2.2 billion carried at fair value (amortized cost, $2.1 billion) as of December 31, 1996. Certain of these securities are backed by Aaa/AAA-rated government agencies. All other CMO securities have high quality ratings through use of credit enhancements provided by subordinated securities or mortgage insurance from Aaa/AAA-rated insurance companies. CMO holdings are concentrated in securities with limited prepayment, extension and default risk, such as planned amortization class bonds. The Company's investments in interest-only and principal-only CMOs, which are subject to interest rate risk due to accelerated prepayments, represented approximately 0.1% of total CMO investments at December 31, 1997 and 1996.

  At December 31, 1997, contractual fixed maturity investment commitments were $188 million. The majority of investment commitments are for the purchase of investment grade fixed maturities, bearing interest at a fixed market rate, and require no collateral. These commitments are diversified by issuer and maturity date, and it is estimated that approximately 83% will be disbursed in 1998.

  B) MORTGAGE LOANS AND REAL ESTATE: The Company's mortgage loans and real estate investments are diversified by property type and location and, for mortgage loans, by borrower. Mortgage loans are collateralized by the related properties and generally approximate 75% of the property's value at the time the original loan is made.

  At December 31, the carrying values of mortgage loans and real estate investments, including policyholder share, were as follows:

-----------------------------------------------------------------------------
(In millions)                                                 1997     1996
-----------------------------------------------------------------------------
Mortgage Loans                                             $ 10,090  $ 10,152
                                                            -------   -------
Real estate:
   Held for sale                                                339       586
   Held for production of income                                410       439
                                                            -------   -------
Total real estate                                               749     1,025
-----------------------------------------------------------------------------
Total                                                      $ 10,839  $ 11,177
=============================================================================

  At December 31, mortgage loans and real estate investments comprised the following property types and geographic regions:

-----------------------------------------------------------------------------
(In millions)                                                 1997     1996
-----------------------------------------------------------------------------
Property type:
   Retail facilities                                       $  4,227  $  4,453
   Office buildings                                           3,984     4,241
   Apartment buildings                                        1,311     1,272
   Hotels                                                       498       665
   Other (primarily industrial)                                 819       546
-----------------------------------------------------------------------------
Total                                                      $ 10,839  $ 11,177
=============================================================================

Geographic region:
   Central                                                 $  3,484  $  3,452
   Pacific                                                    2,962     3,132
   Middle Atlantic                                            1,821     1,920
   South Atlantic                                             1,458     1,526
   New England                                                1,114     1,147
-----------------------------------------------------------------------------
Total                                                      $ 10,839  $ 11,177
=============================================================================

  MORTGAGE LOANS

  At December 31, 1997, scheduled mortgage loan maturities were as follows:
1998 - $0.7 billion; 1999 - $1.1 billion; 2000 - $1.3 billion; 2001 - $1.1 billion; 2002 - $1.7 billion; and $4.2 billion thereafter. Actual maturities could differ from contractual maturities because borrowers may have the right to prepay obligations with or without prepayment penalties; the maturity date may be extended; and loans may be refinanced. During 1997 and 1996, the Company refinanced at current market rates approximately $135 million and $477 million, respectively, of its mortgage loans relating to borrowers that were unable to obtain alternative financing.

  At December 31, 1997, contractual commitments to extend credit under commercial mortgage loan agreements amounted to approximately $167 million, all of which were at a fixed market rate of interest. These commitments expire within six months, and are diversified by property type and geographic region.

  At December 31, 1997, the Company's impaired mortgage loans were $375 million, including $152 million before valuation reserves totaling $44 million, and $223 million which had no valuation reserves. At December 31, 1996, the Company's impaired mortgage loans were $814 million, including $442 million before valuation reserves totaling $94 million, and $372 million which had no valuation reserves.

  During the year ended December 31, changes in reserves for impaired mortgage loans, including policyholder share, were as follows:

---------------------------------------------------------------------------
(In millions)                                                1997    1996
---------------------------------------------------------------------------
Reserve balance - January 1                                $   94  $   82
Transfers to foreclosed real estate                           (30)    (29)
Charge-offs upon sales                                        (47)    (19)
Net increase in valuation reserves                             27      60
---------------------------------------------------------------------------
Reserve balance - December 31                              $   44  $   94
===========================================================================

  During 1997 and 1996, impaired mortgage loans, before valuation reserves, averaged approximately $597 million and $852 million, respectively. Interest income recorded and cash received on these loans were approximately $34 million and $73 million in 1997 and 1996, respectively.

  REAL ESTATE

  During 1997, 1996 and 1995, non-cash investing activities included real estate acquired through foreclosure of mortgage loans, which totaled $81 million, $107 million and $144 million, respectively.

  Valuation reserves and cumulative write-downs related to real estate, including policyholder share, were $169 million and $273 million as of December 31, 1997 and 1996, respectively.

  Net income for 1997 and 1996 included net investment income of $9 million and $19 million, respectively, for real estate held for sale. Write-downs upon foreclosure and changes in valuation reserves were not material for 1997 and 1996.

  C) SHORT-TERM INVESTMENTS AND CASH EQUIVALENTS: Short-term investments and cash equivalents, in the aggregate, primarily included debt securities, principally corporate securities of $520 million and federal government securities of $443 million at December 31, 1997 and, for 1996, principally corporate securities of $418 million.

  D) NET UNREALIZED APPRECIATION (DEPRECIATION) OF INVESTMENTS: Unrealized appreciation (depreciation) for investments carried at fair value as of December 31 was as follows:

-----------------------------------------------------------------------------
(In millions)                                                 1997       1996
-----------------------------------------------------------------------------
Unrealized appreciation:
  Fixed maturities                                        $  1,500   $  1,147
  Equity securities                                              8          8
                                                            ------    -------
                                                             1,508      1,155
                                                            ------    -------
Unrealized depreciation:
  Fixed maturities                                            (139)      (213)
  Equity securities                                            (29)       (26)
                                                            ------    -------
                                                              (168)      (239)
                                                            ------    -------

Less policyholder-related amounts                              931        610
                                                            ------    -------
Shareholder net unrealized appreciation                        409        306
Less deferred income taxes                                     153        118
-----------------------------------------------------------------------------
Net unrealized appreciation                               $    256   $    188
=============================================================================

  Net unrealized appreciation (depreciation) for investments carried at fair value is included as a separate component of Shareholder's Equity, net of policyholder-related amounts and deferred income taxes. The net unrealized appreciation (depreciation) for these investments, primarily fixed maturities, during 1997, 1996 and 1995 was $68 million, ($288) million and $542 million, respectively.

  E) NON-INCOME PRODUCING INVESTMENTS: At December 31, the carrying values of investments, including policyholder share, that were non-income producing during the preceding 12 months were as follows:

---------------------------------------------------------
(In millions)                                1997    1996
---------------------------------------------------------
Fixed maturities                           $   28  $   52
Mortgage loans                                  -      14
Real estate                                   141     172
---------------------------------------------------------
Total                                      $  169  $  238
=========================================================

  F) DERIVATIVE FINANCIAL INSTRUMENTS: The Company's investment strategy is to manage the characteristics of investment assets, such as duration, yield, currency and liquidity, to reflect the underlying characteristics of the related insurance and contractholder liabilities, which vary among the Company's principal product lines. In connection with this investment strategy, the Company's use of derivative instruments, including interest rate and currency swaps, purchased options and futures contracts, is limited to hedging applications to minimize market risk.

  Hedge accounting treatment requires a probability of high correlation between the changes in the market value or cash flows of the derivatives and the hedged assets or liabilities. Under hedge accounting, the changes in market value or cash flows of the derivatives and the hedged assets or liabilities are recognized in net income in the same period. If the Company's use of derivatives does not qualify for hedge accounting treatment, the derivative is recorded at fair value and changes in its fair value are recognized in net income without considering changes in the hedged asset or liability.

  The Company routinely monitors, by individual counterparty, exposure to credit risk associated with swap and option contracts and diversifies the portfolio among approved dealers of high credit quality. Futures contracts are exchange-traded and, therefore, credit risk is limited since the exchange assumes the obligations. The Company manages legal risks by following industry standardized documentation procedures and by monitoring legal developments.

  Underlying contract, notional or principal amounts associated with derivatives at December 31 were as follows:

----------------------------------------------------------
(In millions)                                 1997    1996
----------------------------------------------------------
Interest rate swaps                         $  265  $  335
Currency swaps                                 248     275
Purchased options                              833     632
Futures                                         75      45
----------------------------------------------------------

  Under interest rate swaps, the Company agrees with other parties to periodically exchange the difference between variable rate and fixed rate asset
cash flows to provide stable returns for related liabilities.   The Company uses
currency swaps (primarily Canadian dollars, pounds sterling and Swiss francs) to match the currency of investments to that of the associated liabilities. Under currency swaps, the parties exchange principal and interest amounts in two relevant currencies using agreed-upon exchange amounts.

  The net interest cash flows from interest rate and currency swaps are recognized currently as an adjustment to net investment income, and the fair value of these swaps is reported as an adjustment to the related investments.

  Using purchased options to reduce the effect of changes in interest rates or equity indexes on liabilities, the Company pays an up-front fee to receive cash flows from third parties when interest rates or equity indexes vary from specified levels. Purchased options that qualify for hedge accounting are recorded consistent with the related liabilities, at amortized cost plus adjustments based on current equity indexes, and income is reported as an adjustment to benefit expense. Purchased options are reported in other assets, and fees paid are amortized to benefit expense over their contractual periods. Purchased options with underlying notional amounts of $82 million and $112 million at December 31, 1997 and 1996, respectively, that are designated as hedges, but do not qualify for hedge accounting, are reported in other long-term investments at fair value with changes in fair value recognized as realized investment gains and losses.

  Interest rate futures are used to temporarily hedge against the changes in market values of bonds and mortgage loans to be purchased or sold. Under futures contracts, changes in the contract values are settled in cash daily with the exchange on which the instrument is traded. These changes in contract values are deferred and recorded as adjustments to the carrying value of the related bond or mortgage loan. Deferred gains and losses are amortized into net investment income over the life of the investments purchased or are recognized in full as realized investment gains and losses if investments are sold. Gains and losses on futures contracts deferred in anticipation of investment purchases were immaterial at December 31, 1997 and 1996.

  The effects of interest rate and currency swaps, purchased options and futures on the components of net income for 1997, 1996 and 1995 were not material.

  As of December 31, 1997 and 1996, the Company's variable interest rate investments consisted of approximately $0.7 billion and $1.3 billion of fixed maturities, respectively. As of December 31, 1997 and 1996, the Company's fixed interest rate investments consisted of $21.6 billion and $19.5 billion, respectively, of fixed maturities, and $10.1 billion and $10.2 billion, respectively, of mortgage loans.

  G) OTHER: As of December 31, 1997 and 1996, the Company had no concentration of investments in a single investee exceeding 10% of Shareholder's Equity.

NOTE 5 - INVESTMENT INCOME AND GAINS AND LOSSES

  A) NET INVESTMENT INCOME: The components of net investment income, including policyholder share, for the year ended December 31 were as follows:

----------------------------------------------------------------
(In millions)                             1997     1996     1995
----------------------------------------------------------------
Fixed maturities                        $1,648  $ 1,647  $ 1,663
Equity securities                           10        -       15
Mortgage loans                             885      921      866
Policy loans                               532      548      499
Real estate                                118      227      301
Other long-term investments                 47       23       33
Short-term investments                      28       35       46
                                        ------   ------   ------
                                         3,268    3,401    3,423
Less investment expenses                   129      202      285
----------------------------------------------------------------
Net investment income                  $ 3,139  $ 3,199  $ 3,138
================================================================

  Net investment income attributable to policyholder contracts, which is included in the Company's revenues and is primarily offset by amounts included in Benefits, Losses and Settlement Expenses, was approximately $1.7 billion for 1997 and $1.8 billion for 1996 and 1995. Net investment income for separate accounts, which is not reflected in the Company's revenues, was $1.4 billion , $1.1 billion and $885 million for 1997, 1996 and 1995, respectively.

  As of December 31, 1997, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $143 million and $153 million, including restructured investments of $81 million and $137 million, respectively. As of December 31, 1996, fixed maturities and mortgage loans on non-accrual status, including policyholder share, were $160 million and $360 million, including restructured investments of $88 million and $304 million, respectively. If interest on these investments had been recognized in accordance with their original terms, net income would have been increased by $7 million, $15 million and $18 million in 1997, 1996 and 1995, respectively.

  B) REALIZED INVESTMENT GAINS AND LOSSES: Realized gains (losses) on investments, excluding policyholder share, for the year ended December 31 were as follows:

---------------------------------------------------------------
(In millions)                              1997    1996    1995
---------------------------------------------------------------
Fixed maturities                          $  (3)  $  11   $ (10)
Equity securities                             4       1       5
Mortgage loans                                4     (12)     (5)
Real estate                                  28      15       4
Other                                        12      22      (1)
                                          -----   -----   -----
                                             45      37      (7)
Income tax expenses (benefits)                8      17      (2)
---------------------------------------------------------------
Net realized investment gains (losses)    $  37   $  20   $  (5)
===============================================================

  Realized investment gains and losses include impairments in the value of investments, net of recoveries, of $25 million, $40 million and $27 million in 1997, 1996 and 1995, respectively.

  Realized investment gains for separate accounts, which are not reflected in the Company's revenues, were $489 million, $305 million and $412 million for the years ended December 31, 1997, 1996 and 1995, respectively. Realized investment gains (losses) attributable to policyholder contracts, which also are not reflected in the Company's revenues, were $76 million, $82 million and ($6) million for the years ended December 31, 1997, 1996 and 1995, respectively.

  Sales of available-for-sale fixed maturities and equity securities, including policyholder share, for the year ended December 31 were as follows:

--------------------------------------------------------------
(In millions)                         1997      1996      1995
--------------------------------------------------------------
Proceeds from sales                $ 3,978   $ 4,236   $ 1,667
Gross gains on sales               $    66   $   146   $    78
Gross losses on sales              $   (21)  $   (70)  $   (53)
--------------------------------------------------------------

NOTE 6 - SHAREHOLDER'S EQUITY AND DIVIDEND RESTRICTIONS

  The Department recognizes as net income and surplus (shareholder's equity) those amounts determined in conformity with statutory accounting practices prescribed or permitted by the Department, which may differ from generally accepted accounting principles. As of December 31, 1997, there were no permitted accounting practices utilized by the Company that were materially different from those prescribed by the Department.

  Capital stock of the Company at December 31, 1997 and 1996 consisted of 5,978,322 shares of common stock authorized, issued and outstanding (par value $5).

  The Company's statutory net income was $417 million, $611 million and $390 million for 1997, 1996 and 1995, respectively. Statutory surplus was $2.2 billion at December 31, 1997 and $2.1 billion at December 31, 1996. The Connecticut Insurance Holding Company Act limits the amount of annual dividends or other distributions available to shareholders of Connecticut insurance companies without the Department's prior approval. During 1997, the Company paid a total of $400 million in dividends to its parent, of which $100 million received prior approval from the Department in accordance with requirements. Under current law, the maximum dividend distribution that may be made by the Company during 1998 without prior approval is $548 million. The amount of restricted net assets as of December 31, 1997 was approximately $3.9 billion.

NOTE 7 - INCOME TAXES

  The Company's net deferred tax asset of $653 million and $639 million as of December 31, 1997 and 1996, respectively, reflects management's belief that the Company's taxable income in future years will be sufficient to realize the net deferred tax asset based on the Company's earnings history and its future expectations. In determining the adequacy of future taxable income, management considered the future reversal of its existing taxable temporary differences and available tax planning strategies that could be implemented, if necessary.

  In accordance with the Life Insurance Company Income Tax Act of 1959, a portion of the Company's statutory income was not subject to current income taxation but was accumulated in an account designated Policyholders' Surplus Account. Under the Tax Reform Act of 1984, no further additions may be made to the Policyholders' Surplus Account for tax years ending after December 31, 1983. The balance in the account of approximately $450 million at December 31, 1997 would result in a tax liability of $158 million only if distributed to the
shareholder or if the account balance exceeded a prescribed maximum.   No income
taxes have been provided on this amount because, in management's opinion, the likelihood that these conditions will be met is remote.

  CIGNA's federal income tax returns are routinely audited by the Internal Revenue Service (IRS), and provisions are made in CIGNA's financial statements in anticipation of the results of these audits. CIGNA resolved all issues relative to the Company arising out of audits for 1991 through 1993, which resulted in an increase to net income of $13 million in 1997.

 In management's opinion, adequate tax liabilities have been established for all years.
  The tax effect of temporary differences which give rise to deferred income tax assets and liabilities as of December 31 were as follows:

----------------------------------------------------------------
(In millions)                                       1997   1996
----------------------------------------------------------------

Deferred tax assets:
  Other insurance and contractholder liabilities    $ 400  $ 387
  Employee and retiree benefit plans                  196    177
  Investments, net                                    262    228
  Other                                                63     74
                                                    -----  -----
  Total deferred tax assets                           921    866
                                                    -----  -----
Deferred tax liabilities:
  Policy acquisition expenses                          38     21
  Depreciation                                         77     88
  Unrealized appreciation on investments              153    118
                                                    -----  -----
  Total deferred tax liabilities                      268    227
----------------------------------------------------------------
Net deferred income tax asset                       $ 653  $ 639
================================================================

  Total income taxes for the year ended December 31 were less than the amount computed using the nominal federal income tax rate of 35% for the following reasons:

-----------------------------------------------------------
(In millions)                         1997    1996    1995
-----------------------------------------------------------

Tax expense at nominal rate          $ 320   $ 305   $ 266
Tax-exempt interest income              (5)     (5)     (6)
Dividends received deduction            (7)     (7)     (7)
Amortization of goodwill                 4       4       4
Resolved federal tax audit issues      (13)      -       -
Other                                   (1)     16       -
----------------------------------------------------------
Total income taxes                   $ 298   $ 313   $ 257
==========================================================

NOTE 8 - PENSION AND OTHER POSTRETIREMENT AND POSTEMPLOYMENT BENEFITS PLANS

  A) PENSION PLANS: The Company provides retirement benefits to eligible employees and agents. These benefits are provided through a plan sponsored by CIGNA covering most domestic employees (the Plan) and by several separate pension plans for various subsidiaries, agents and foreign employees.

  The Plan is a non-contributory, defined benefit, trusteed plan available to eligible domestic employees. Generally, for employees whose service commenced prior to 1989, benefits are based on their years of service and eligible compensation during the highest three consecutive years of employment, offset by a portion of the Social Security benefit for which they are eligible. In 1997, CIGNA amended its Plan for employees whose service commenced after 1988. Under the new Plan provisions, eligible employees receive annual benefit credits based on an employee's age and credited service, and quarterly interest credits based on U.S. Treasury bond rates. The employee's pension benefit equals the value of accumulated credits, and may be paid at or after separation from service in a lump sum or an annuity. CIGNA funds the Plan at least at the minimum amount required by the Employee Retirement Income Security Act of 1974 (ERISA). Allocated pension cost for the Company was $24 million, $26 million and $23 million in 1997, 1996 and 1995, respectively.

  The Plan, and several separate pension plans for various subsidiaries and agents, had deposits with the Company totaling approximately $2.5 billion and $2.2 billion at December 31, 1997 and 1996, respectively.

  B) OTHER POSTRETIREMENT BENEFITS PLANS: In addition to providing pension benefits, the Company provides certain health care and life insurance benefits to retired employees, spouses and other eligible dependents through various plans sponsored by CIGNA. A substantial portion of the Company's employees may become eligible for these benefits upon retirement. CIGNA's contributions for health care benefits depend upon a retiree's date of retirement, age, years of service and other cost-sharing features, such as deductibles and coinsurance. Under the terms of the benefit plans, benefit provisions and cost-sharing features can be adjusted. In general, retiree health care benefits are not funded by CIGNA, but are paid as covered expenses are incurred. Retiree life insurance benefits are paid from plan assets or as covered expenses are incurred.

  Expense for postretirement benefits other than pensions allocated to the Company totaled $2 million for 1997, $9 million for 1996 and $16 million for 1995. The other postretirement benefit liability included in Accounts Payable, Accrued Expenses and Other Liabilities as of December 31, 1997 and 1996 was $412 million and $424 million, including net intercompany payables of $39 million and $40 million, respectively, for services provided by affiliates' employees.

  C) OTHER POSTEMPLOYMENT BENEFITS: The Company provides certain salary continuation (severance and disability), health care and life insurance benefits to inactive and former employees, spouses and other eligible dependents through various employee benefit plans sponsored by CIGNA.

  Although severance benefits accumulate with additional service, the Company recognizes severance expense when severance is probable and the costs can be reasonably estimated. Postemployment benefits other than severance generally do not vest or accumulate; therefore, the estimated cost of benefits is accrued when determined to be probable and estimable, generally upon disability or termination. See Note 11 for additional information regarding severance accrued as part of cost reduction initiatives.

  D) CAPITAL ACCUMULATION PLANS: CIGNA sponsors various capital accumulation plans in which employee contributions on a pre-tax basis (401(k)) are
supplemented by CIGNA matching contributions.   These contributions are
invested, at the election of the employee, in one or more of the following investments: CIGNA common stock fund, several CIGNA and non-CIGNA mutual funds, and a fixed-income fund. In addition, beginning in 1999, CIGNA may provide additional matching contributions, depending on its annual performance, which would be invested in the CIGNA common stock fund. The Company's allocated expense for such plans totaled $15 million for 1997, $16 million for 1996 and $14 million for 1995.

NOTE 9 - REINSURANCE

  In the normal course of business, the Company enters into agreements, primarily relating to short-duration contracts, to assume and cede reinsurance with other insurance companies. Reinsurance is ceded primarily to limit losses from large exposures and to permit recovery of a portion of direct losses, although ceded reinsurance does not relieve the originating insurer of liability. The Company evaluates the financial condition of its reinsurers and monitors concentrations of credit risk arising from similar geographic regions, activities, or economic characteristics of its reinsurers.

  Failure of reinsurers to indemnify the Company, as a result of reinsurer insolvencies and disputes, could result in losses. As of December 31, 1997 and 1996 there were no allowances for uncollectible amounts. Future charges for unrecoverable reinsurance may materially affect results of operations in future periods, however, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The effects of reinsurance on net earned premiums and fees for the year ended December 31 were as follows:

---------------------------------------------------------
(In millions)                     1997     1996     1995
---------------------------------------------------------

SHORT-DURATION CONTRACTS
Premiums and fees:
  Direct                        $3,119   $2,940   $2,613
  Assumed                          255      135      384
  Ceded                           (266)    (166)    (366)
--------------------------------------------------------
Net earned premiums and fees    $3,108   $2,909   $2,631
========================================================

LONG-DURATION CONTRACTS
Premiums and fees:
  Direct                        $1,979   $1,997   $1,950
  Assumed                          522      601      561
  Ceded                           (233)    (193)    (144)
--------------------------------------------------------
Net earned premiums and fees    $2,268   $2,405   $2,367
========================================================

  The effects of reinsurance on written premiums and fees for short-duration contracts were not materially different from the amounts shown in the above table. Benefits, losses and settlement expenses for 1997, 1996 and 1995 were net of reinsurance recoveries of $340 million, $359 million and $442 million, respectively.

NOTE 10 - LEASES AND RENTALS

  Rental expenses for operating leases, principally with respect to buildings, amounted to $76 million, $68 million and $60 million in 1997, 1996 and 1995, respectively.

  As of December 31, 1997, future net minimum rental payments under non-cancelable operating leases were $167 million, payable as follows: 1998 - $44 million; 1999 - $37 million; 2000 - $23 million; 2001 - $17 million; 2002 - $12 million; and $34 million thereafter.

NOTE 11 - SEGMENT INFORMATION

  The Company operates principally in three segments: Employee Life and Health Benefits, Employee Retirement and Savings Benefits, and Individual Financial Services. Other Operations consists principally of the results of the Company's settlement annuity business and certain new business initiatives.

  Summarized segment financial information for the year ended and as of December 31 was as follows:

------------------------------------------------------------------------
(In millions)                                 1997      1996      1995
------------------------------------------------------------------------
REVENUES
Employee Life and Health Benefits           $ 4,581   $ 4,510   $ 4,243
Employee Retirement and Savings Benefits      1,773     1,899     1,914
Individual Financial Services                 2,004     1,950     1,800
Other Operations                                212       200       181
-----------------------------------------------------------------------
Total                                       $ 8,570   $ 8,559   $ 8,138
-----------------------------------------------------------------------

INCOME (LOSS) BEFORE INCOME TAXES
Employee Life and Health Benefits           $   300   $   287   $   294
Employee Retirement and Savings Benefits        324       293       232
Individual Financial Services                   300       298       252
Other Operations                                (11)       (8)      (17)
-----------------------------------------------------------------------
Total                                       $   913   $   870   $   761
-----------------------------------------------------------------------

IDENTIFIABLE ASSETS
Employee Life and Health Benefits           $ 7,639   $ 7,065   $ 7,629
Employee Retirement and Savings Benefits     45,884    40,122    37,609
Individual Financial Services                19,809    17,930    16,189
Other Operations                              2,721     2,398     2,569
-----------------------------------------------------------------------
Total                                       $76,053   $67,515   $63,996
-----------------------------------------------------------------------

  During 1995, the Company recorded a $13 million pre-tax charge ($8 million after-tax), included in Other Operating Expenses, for cost reduction restructuring initiatives in the Employee Life and Health Benefits segment. The charge consisted primarily of severance-related expenses representing costs associated with nonvoluntary terminations covering approximately 1,100 employees. These initiatives were completed in 1997 with no material difference from original estimates.

NOTE 12 - CONTINGENCIES

  A) FINANCIAL GUARANTEES: The Company is contingently liable for financial guarantees provided in the ordinary course of business on the repayment of principal and interest on certain industrial revenue bonds. The contractual amounts of financial guarantees reflect the Company's maximum exposure to credit loss in the event of nonperformance. To limit the Company's exposure in the event of default of any guaranteed obligation, various programs are in place to ascertain the creditworthiness of guaranteed parties and to monitor this status on a periodic basis.

  The industrial revenue bonds guaranteed directly by the Company have remaining maturities of up to 18 years. The guarantees provide for payment of debt service only as it becomes due; consequently, an event of default would not cause an acceleration of scheduled principal and interest payments. The principal amount of the bonds guaranteed by the Company at December 31, 1997 and 1996 was $202 million and $234 million, respectively. Revenues in connection with industrial revenue bond guarantees are derived principally from equity participations in the related projects and are included in Net Investment Income as earned. Loss reserves for financial guarantees are established when a default has occurred or when the Company believes that a loss has been incurred. There were no losses for industrial revenue bonds in 1997, 1996 or 1995.

  The Company also guarantees a minimum level of benefits for certain separate account contracts and, in the event that separate account assets are insufficient to fund minimum policy benefits, the Company is obligated to fund the difference. As of December 31, 1997 and 1996, the amount of minimum benefit guarantees for separate account contracts was $4.6 billion and $4.9 billion, respectively. Reserves in addition to the separate account liabilities are established when the Company believes a payment will be required under one of these guarantees. No such reserves were required as of December 31, 1997 and 1996. Guarantee fees are part of the overall management fee charged to separate accounts and are recognized in income as earned.

  Although the ultimate outcome of any loss contingencies arising from the Company's financial guarantees may adversely affect results of operations in future periods, they are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  B) REGULATORY AND INDUSTRY DEVELOPMENTS: The Company's businesses are subject to a changing social, economic, legal, legislative and regulatory environment that could affect them. Some of the changes include initiatives to increase health care regulation, restrict insurance pricing and the application of
underwriting standards, and revise federal tax laws.   Some of  the more
significant issues are discussed below.

  Efforts at the federal and state level to increase regulation of the health care industry could have an adverse effect on the Company's health care operations if they reduce marketplace competition and innovation or result in increased medical or administrative costs. Matters under consideration that could have an adverse effect include mandated benefits or services that increase costs without improving the quality of care, loss of the ERISA preemption of state law and restrictions on the use of prescription drug formularies. Due to the uncertainty associated with the timing and content of any proposals ultimately adopted, the effect on the Company's results of operations, liquidity or financial condition cannot be reasonably estimated at this time.

  In 1996, Congress passed legislation that phases out over a three-year period the tax deductibility of policy loan interest for most leveraged corporate-owned life insurance (COLI) products. For 1997, revenues of $591 million and net income of $44 million for the Company were from leveraged COLI products that are affected by this legislation. The Company does not expect this legislation to have a material adverse effect on its consolidated results of operations, liquidity or financial condition.

  The National Association of Insurance Commissioners recently approved standardized statutory accounting practices, which are not scheduled to take effect before 1999. The Company has not determined the effect on statutory net income, surplus or liquidity at this time.

  The Company is contingently liable for possible assessments under regulatory requirements pertaining to potential insolvencies of unaffiliated insurance
companies.   Mandatory assessments, which are subject to statutory limits, can be partially recovered through a reduction in future premium taxes in some states. The Company recorded pre-tax charges of $17 million, $26 million and $22 million for 1997, 1996 and 1995, respectively, for guaranty fund assessments that can be reasonably estimated before giving effect to future premium tax recoveries. Although future assessments and payments may adversely affect results of operations in future periods, such amounts are not expected to have a material adverse effect on the Company's liquidity or financial condition.

  The eventual effect on the Company of the changing environment in which it operates remains uncertain.

  C) LITIGATION: The Company is routinely engaged in litigation incidental to its business. While the outcome of all litigation involving the Company, including insurance-related litigation, cannot be determined, litigation is not expected to result in losses that differ from recorded reserves by amounts that would be material to results of operations, liquidity or financial condition.

NOTE 13 - RELATED PARTY TRANSACTIONS

  The Company has assumed the settlement annuity and group pension business written by Life Insurance Company of North America (LINA), an affiliate. Reserves held by the Company with respect to this business were $1.7 billion at December 31, 1997 and 1996.

  The Company cedes long-term disability business to LINA. Reinsurance recoverables from LINA at December 31, 1997 and 1996 were $869 million and $917 million, respectively.

  The Company had lines of credit available from affiliates totaling $600 million at December 31, 1997 and 1996. All borrowings are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate plus 1/4 of 1%. Interest expense was $0.2 million for 1997 and $1.0 million for 1996 and 1995. As of December 31, 1997 and 1996, there were no borrowings outstanding under such lines.

  The Company extended lines of credit to affiliates totaling $600 million at December 31, 1997 and 1996. All loans are payable upon demand with interest rates equivalent to CIGNA's average monthly short-term borrowing rate. There were no amounts outstanding as of December 31, 1997 or 1996.

  The Company, together with other CIGNA subsidiaries, has entered into a pooling arrangement known as the CIGNA Corporate Liquidity Account (the Account) for the purpose of maximizing earnings on funds available for short-term investments. Withdrawals from the Account, up to the total amount of the participant's investment in the Account, are allowed on a demand basis. As of December 31, 1997 and 1996, the Company had a balance in the Account of $484 million and $80 million, respectively.

  CIGNA allocates to the Company its share of operating expenses incurred at the corporate level. The Company also allocates a portion of its operating expenses to affiliated companies on whose behalf it performs certain administrative services.

                            REGISTRATION STATEMENT
                                      ON
                                   FORM N-4

                           Part C: OTHER INFORMATION

Item 24. Financial Statements and Exhibits
------------------------------------------
The following financial statements and exhibits are included as part of this registration statement:

   (a) Financial Statements:
       --------------------

       Part A: None
       ------

       Part B:
       ------

       (i)  Registrant:
            Report of Independent Accountants.
            Statement of Assets and Liabilities, as of
             December 31, 1997.
            Statements of Changes in Net
             Assets, Years ended December 31, 1997 and
             December 31, 1996.
            Statements of Operations,Years
             ended December 31, 1997 and December 31, 1996.
            Notes to Financial Statements.

       (ii) Depositor:
            Report of Independent Accountants.
            Consolidated Statements of Income and Retained Earnings
             for the three Years ended December 31, 1997.
            Consolidated Balance Sheets as of December 31, 1997
             and December 31, 1996.
            Consolidated Statements of Cash Flows
             for the three Years ended December 31, 1997.
            Notes to Consolidated Financial Statements.

   (b) Exhibits:
       --------
       (6) Charter and ByLaws of Connecticut General Life Insurance Company, filed herewith.
       (10) Consent of Independent Accountants is filed herewith.

Item 25. Directors and Officers of the Depositor
-------  ---------------------------------------

The list called for by this Item 25 is filed herewith, as attachment (I).

Item 26. Persons Controlled by or Under Common
-------  -------------------------------------
         Control with the Depositor or Registrant
         ----------------------------------------

CIGNA Corporation is publicly held and, as of the date of this prospectus, has no information that any person or concern beneficially owns more than five percent of the outstanding common stock, except as reported on one Schedule 13G received in February 1998.

CIGNA advises that Sanford C. Bernstein & Co., Inc. ("Sanford Bernstein"), 767 Fifth Avenue, New York, NY 10153, reported that as of December 31, 1997 it held 6,263,994 shares, or 8.66%, of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares. Sanford Bernstein also reported sole voting power as to 3,368,544 shared voting power as to 749,963, and sole dispositive power as to all of these shares. Wellington Management Company, LLP ("Wellington"), 75 State Street, Boston, MA 02109, reported that as of December 31, 1997 it held 4,276,700 shares, or 5.91%, of the outstanding common stock of CIGNA for the accounts of discretionary clients who have the right to receive dividends on these shares and any proceeds from the sale of these shares. Wellington also reported sole voting power as to none, shared voting power as to 323,700, and shared dispositive power as to all of these shares. Swiss Bank Corporation ("Swiss Bank"), Aeschenplatz 6 CH-4002, Basel, Switzerland, reported on a joint basis with its subsidiaries, SBC Holding (USA), Inc. ("SBC"), Brinson Partners, Inc. and Brinson Holdings, Inc. that as of December 31, 1997, Swiss Bank and SBC had shared voting and dispositive power over 3,868,333 shares, or 5.35%, of the outstanding common stock of CIGNA. Brinson Partners, Inc. and Brinson Holdings, Inc. reported shared voting and dispositive power over 3,859,472 shares.

The list called for by this Item 26 is filed herewith, as attachment (II).

Item 27. Number of Contractholders
-------  -------------------------

As of December 31, 1997, the number of Contractholders of CG Variable Annuity Account I, Group Tax Deferred Variable Annuities was 222.

Item 28. Indemnification
-------  ---------------

    (a)  The Depositor:  The information called for by this item 28 is filed
         -------------
         herewith, as attachment (III).

    (b)  The Principal Underwriter: The information called for by this item 28
         -------------------------
         is filed herewith, as attachment (IV).

Item 29. Principal Underwriter:
-------  ---------------------
    (a) The principal underwriter for the Contract issued by the Registrant is CIGNA Financial Services, Inc. Other investment companies for which CIGNA Financial Services, Inc. act as principal underwriters are as follows:


               - CG Variable Annuity Account I-Group Variable Annuities for
                 Qualified Retirement Plans
               - CG Variable Annuity Account II-Group Variable Annuities for
                 Retirement Plans
               - CG Variable Annuity Separate Account
               - CG Variable Annuity Separate Account II
               - CG Variable Life Insurance Separate Account I
               - CG Variable Life Insurance Separate Account II
               - CG Variable Life Insurance Separate Account A
               - CG Corporate Insurance Variable Life Insurance Account 02
               - CIGNA Variable Annuity Separate Account I
               - CIGNA Funds Group
               - CIGNA Institutional Funds Group

    (b)  The directors and officers of CIGNA Financial Services, Inc.:

          Directors                Positions and Offices
          Business Address*        with Underwriter
          ----------------         ---------------------
          Willard S. Bashan
          David J. Castellani
          David B. Gerges
          Bryon D. Oliver
          Mark A. Parsons
          Kenneth A. Pouch, Jr.

          Officers
          Willard S. Bashan        President
          David J. Castellani      Vice President
          Walter R. Costenbader    Vice President, Treasurer,
                                   Chief Financial Officer,
                                   Compliance Officer
          Mark A. Parsons          Vice President, Chief Counsel
          Julia M. Kozlowski       Assistant Vice President
          Robin A. Leavitt         Assistant Vice President
          David C. Kopp            Secretary
          David M. Porcello        Assistant Secretary
          Pamela S. Williams       Assistant Secretary
          Melinda J. Zwecker       Assistant Secretary
          John M. Dilorio          Assistant Treasurer
          Joy B. Erickson          Assistant Compliance Officer

        *Address for all is Connecticut General Life Insurance Company, 900 Cottage Grove Road, Bloomfield, Connecticut 06002


Item 30.  Location of Accounts and Records
-------   --------------------------------

Books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940, and Rules 31a-1 to 31a-3 thereunder are maintained by CG Life at its Annuity Service Center, and records relating to Shareholders are maintained by State Street Bank and Trust, P.O. Box 2351, Boston, Massachusetts 02107

Item 31.  Management Services
-------   -------------------

Not Applicable.

Item 32.  Undertakings
-------   ------------

Not Applicable.

DIRECTORS AND OFFICERS OF CONNECTICUT GENERAL                     ATTACHMENT (I)

The following list of directors and officers of Connecticut General Life Insurance Company ("Connecticut General") includes a brief statement of the principal business experience during the last five years of each director. Correspondence with any director or officer may be addressed to Hartford, CT 06152 and will be delivered to the office of Connecticut General at 900 Cottage Grove Road, Bloomfield, CT 06002.

Thomas C. Jones, Director and President  (Principal Executive Officer)
    President, CIGNA Investment Management, CIGNA Companies; Director and President, CIGNA Life Insurance Company; Director, Connecticut General Corporation. Previously, President, CIGNA Individual Insurance, CIGNA Companies; President CIGNA Reinsurance-Property & Casualty, CIGNA Companies; Executive Vice President and Director, NAC RE CORPORATION.

Harold W. Albert, Director
    Chief Counsel, CIGNA Investment Management, CIGNA Companies; Director, CIGNA Life Insurance Company.

Carol M. Olsen, Director and Senior Vice President
    Senior Vice President and Director, CIGNA Life Insurance Company; Senior Vice President, CIGNA Health Corporation; Senior Vice President, CIGNA HealthCare, CIGNA Companies. Previously, Senior Vice President, CIGNA International, CIGNA Companies.

John E. Pacy, Director and Senior Vice President
    Senior Vice President, CIGNA HealthCare, CIGNA Companies; Senior Vice President, CIGNA Health Corporation. Previously, Senior Manager-IT Infrastructure, Digital Equipment Corporation; Technology Management Officer, Digital Equipment Corporation.

Robert W. Burgess, Director
    Senior Vice President and Chief Financial Officer, CIGNA Investment Management, CIGNA Companies; Director, CIGNA Life Insurance Company.

John G. Day, Director and Chief Counsel
    Senior Vice President and Chief Counsel, Insurance Law and Investment Law, CIGNA Companies; Chief Counsel, Connecticut General Corporation; Director and Chief Counsel, CIGNA Life Insurance Company.

Joseph M. Fitzgerald,  Director and Senior Vice President
    Senior Vice President of Underwriting, CIGNA HealthCare, CIGNA Companies.

H. Edward Hanway, Director and Chairman of the Board
    President, CIGNA HealthCare, CIGNA Companies; Director and Chairman of the Board, CIGNA Life Insurance Company. Previously, President, CIGNA International Division, CIGNA Companies; Senior Vice President, Insurance Company of North America; Vice President of Planning and Business Control, CIGNA Companies.

Patricia L. Rowland, Director and Senior Vice President
    Senior Vice President, CIGNA HealthCare, CIGNA Companies; Senior Vice President and Director, CIGNA Health Corporation. Previously, President, International Rehabilitation Associates, Inc.; Senior Vice President, Connecticut General.

W. Allen Schaffer, M.D., Director and Senior Vice President
    Senior Vice President, CIGNA HealthCare, CIGNA Companies; President, CIGNA Health Corporation. Previously, Vice President, Professional Affairs, Aetna Health Plans, Aetna Life and Casualty; Assistant Vice President, Quality Management and Training, Aetna Health Plans, Aetna Life and Casualty; Vice President, Quality Management, Humana, Inc.; Director, Quality Management, Humana, Inc.

Marc L. Preminger, Director, Senior Vice President and Chief Financial Officer
    Senior Vice President and Chief Financial Officer, CIGNA HealthCare, CIGNA Companies; Director, CIGNA Life Insurance Company. Previously, Vice President and Head of Corporate Accounting and Planning, CIGNA Corporation; Chief Financial Officer, CIGNA Group Insurance-Life, Accident Disability, CIGNA Companies; Actuary and Controller, INA Life Insurance Company of New York; Senior Vice President, Chief Financial Officer and Actuary, Life Insurance Company of North America; Vice President, Connecticut General.

Dominic A. DellaVolpe, Assistant Vice President (Principal Accounting Officer)
    Assistant Vice President, Life Accounting, CIGNA Corporation; Assistant
    Vice President, CIGNA Life Insurance Company. Previously, Manager, Business Assurance, Coopers & Lybrand LLP.



David C. Kopp - Corporate Secretary

Stephen C. Stachelek - Treasurer

Andrew G. Helming - Secretary

PAGE 1
                                                       Attachment (II)
                               CIGNA CORPORATION
                          SUBSIDIARIES AND AFFILIATES
                              (AS OF 12/31/1997)


Company Name
------------
1667 K STREET PARTNERSHIP
1717 MAIN STREET CORPORATION
2525 EAST ARIZONA BILTMORE CIRCLE CORPORATION
6000 FAIRVIEW ASSOCIATES,L.L.C.
6010 FAIRVIEW ASSOCIATES,L.L.C.
6100 FAIRVIEW ASSOCIATES
ABLES & LOCKER, P.C.
ADKINS, CROWE & KLAUSCHIE,P.C.
AFIA FINANCE CORPORATION
AIC HOLDINGS, INC.
AIRPARK ASSOCIATES
ALIC, INCORPORATED
ALL-NET PREFERRED PROVIDERS, INC.
ALLIED INSURANCE COMPANY
AMAZONAS COMPANIA ANONIMA DE SEGUROS
AMERICAN ADJUSTMENT COMPANY, INC.
AMERICAN CULTURAL ALLIANCE
AMERICAN LENDERS FACILITIES, INC.
ANF PARTNERS #1
ARABIA CIGNA INSURANCE COMPANY LIMITED E.C.
ASSUREX DEVELOPMENT CORPORATION
ATLANTIC EMPLOYERS INSURANCE COMPANY
BANKER'S STANDARD FIRE AND MARINE COMPANY
BANKER'S STANDARD INSURANCE COMPANY
BASCOM LAW OFFICES, S.C.
BENEFITS ACCESS, INC.
BENJAMIN CENTER ASSOCIATES
BENJAMIN COOKE ASSOCIATES
BERNADETTE A. DUNCAN, ATTORNEY-AT-LAW, A PROFESSIONAL CORP.
BROWN, BARTUNEK, WORTHING, WILLIAMSON & SCHOENFELD CO., L.P.A
C&D GROVES
CAL PORTFOLIO VI,L.L.C.
CAPITOL OUTDOOR ACQUISTION CO., INC.
CAPITOL OUTDOOR ADVERTISING, INC.
CAPITOL OUTDOOR LEASING CO., INC.
CB PARTNERS
CENTER HARBOR L.L.C.
CG6,LLC
CG INDIVIDUAL TAX BENEFITS PAYMENTS, INC.
CG LIFE PENSION BENEFITS PAYMENTS, INC.
CG LINA PENSION BENEFITS PAYMENTS, INC.
CG TRUST COMPANY
CGLIC-BOC LIMITED PARTNERSHIP
CHANTILLY PARTNERS
CHAPPARAL PARTNERS
CIGNA ACCIDENT AND FIRE INSURANCE COMPANY, LTD.
CIGNA ADVISORY PARTNERS, INC.
CIGNA ARGENTINA COMPANIA DE SEGUROS S.A.

                                As of 12/31/97


Company Name
------------
CIGNA ASSOCIATES OF MASSACHUSETTS, INC.
CIGNA ASSOCIATES OF OHIO AGENCY, INC.
CIGNA ASSOCIATES OF TEXAS, INC.
CIGNA ASSOCIATES, INC.
CIGNA BENEFITS PROCESSING IRELAND LTD.
CIGNA BRASIL EMPREENDIMENTOS LTDA.
CIGNA BRASIL PARTICIPACOES LTDA.
CIGNA CBO 1996-1 (DELAWARE) CORP.
CIGNA CBO 1996-1 LTD.
CIGNA CHINA INVESTMENT FUND LDC
CIGNA COMMUNITY CHOICE, INC.
CIGNA COMPANIA DE SEGUROS (CHILE) S.A.
CIGNA COMPANIA DE SEGUROS DE VIDA (CHILE) S.A.
CIGNA CONFERENCE FACILITIES, INC.
CIGNA CORPORATION
CIGNA DENTAL HEALTH OF CALIFORNIA, INC.
CIGNA DENTAL HEALTH OF COLORADO, INC.
CIGNA DENTAL HEALTH OF DELAWARE, INC.
CIGNA DENTAL HEALTH OF FLORIDA, INC.
CIGNA DENTAL HEALTH OF ILLINOIS, INC.
CIGNA DENTAL HEALTH OF KANSAS, INC.
CIGNA DENTAL HEALTH OF KENTUCKY, INC.
CIGNA DENTAL HEALTH OF MARYLAND, INC.
CIGNA DENTAL HEALTH OF NEW JERSEY, INC.
CIGNA DENTAL HEALTH OF NEW MEXICO, INC.
CIGNA DENTAL HEALTH OF NORTH CAROLINA, INC.
CIGNA DENTAL HEALTH OF OHIO, INC.
CIGNA DENTAL HEALTH OF PENNSYLVANIA, INC.
CIGNA DENTAL HEALTH OF TEXAS, INC.
CIGNA DENTAL HEALTH PLAN OF ARIZONA, INC.
CIGNA DENTAL HEALTH, INC.
CIGNA DIRECT MARKETING COMPANY, INC.
CIGNA EASTERN EUROPEAN CORPORATE SERVICES SP. Z.O.O.
CIGNA EMPLOYERS INSURANCE COMPANY
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (PA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (CA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (GA)
CIGNA EXCESS AND SURPLUS INSURANCE SERVICES, INC. (IL)
CIGNA FEDERAL BENEFITS, INC.
CIGNA FINANCIAL ADVISORS, INC.
CIGNA FINANCIAL FUTURES, INC.
CIGNA FINANCIAL PARTNERS, INC.
CIGNA FINANCIAL SERVICES, INC.
CIGNA FIRE UNDERWRITERS INSURANCE COMPANY
CIGNA FLOOD SERVICES, INC.
CIGNA FOUNDATION
CIGNA FUND MANAGERS LIMITED
CIGNA FUNDING LIMITED PARTNERSHIP
CIGNA FUNDS GROUP
CIGNA G.B. HOLDINGS, LTD

                                As of 12/31/97


Company Name
------------
CIGNA HEALTH CORPORATION
CIGNA HEALTHCARE BENEFITS, INC.
CIGNA HEALTHCARE MID-ATLANTIC, INC.
CIGNA HEALTHCARE OF ARIZONA, INC.
CIGNA HEALTHCARE OF CALIFORNIA, INC.
CIGNA HEALTHCARE OF COLORADO, INC.
CIGNA HEALTHCARE OF CONNECTICUT, INC.
CIGNA HEALTHCARE OF DELAWARE, INC.
CIGNA HEALTHCARE OF FLORIDA, INC.
CIGNA HEALTHCARE OF GEORGIA, INC.
CIGNA HEALTHCARE OF ILLINOIS, INC.
CIGNA HEALTHCARE OF LOUISIANA, INC.
CIGNA HEALTHCARE OF MASSACHUSETTS, INC.
CIGNA HEALTHCARE OF NEW JERSEY, INC.
CIGNA HEALTHCARE OF NEW YORK, INC.
CIGNA HEALTHCARE OF NORTH CAROLINA, INC.
CIGNA HEALTHCARE OF NORTHERN NEW JERSEY, INC.
CIGNA HEALTHCARE OF OHIO, INC.
CIGNA HEALTHCARE OF OKLAHOMA, INC.
CIGNA HEALTHCARE OF PENNSYLVANIA, INC.
CIGNA HEALTHCARE OF ST. LOUIS, INC.
CIGNA HEALTHCARE OF TENNESSEE, INC.
CIGNA HEALTHCARE OF TEXAS, INC.
CIGNA HEALTHCARE OF UTAH, INC.
CIGNA HEALTHCARE OF VIRGINIA, INC.
CIGNA HIGH INCOME SHARES
CIGNA HOLDINGS, INC.
CIGNA HOTEL ASSOCIATES-I LIMITED PARTNERSHIP
CIGNA INCOME REALTY-I LIMITED PARTNERSHIP
CIGNA INDEMNITY INSURANCE COMPANY
CIGNA INFORMATION SERVICES, INC.
CIGNA INSTITUTIONAL FUNDS GROUP
CIGNA INSURANCE ASIA PACIFIC LIMITED
CIGNA INSURANCE COMPANY
CIGNA INSURANCE COMPANY LIMITED
CIGNA INSURANCE COMPANY OF CANADA
CIGNA INSURANCE COMPANY OF EUROPE S.A.-N.V.
CIGNA INSURANCE COMPANY OF ILLINOIS
CIGNA INSURANCE COMPANY OF OHIO
CIGNA INSURANCE COMPANY OF PUERTO RICO
CIGNA INSURANCE COMPANY OF TEXAS
CIGNA INSURANCE COMPANY OF THE MIDWEST
CIGNA INSURANCE NEW ZEALAND LIMITED
CIGNA INSURANCE SINGAPORE LIMITED
CIGNA INTEGRATEDCARE, INC.
CIGNA INTERNATIONAL ASSET FUND LTD.
CIGNA INTERNATIONAL CORPORATION

                                As of 12/31/97


Company Name
------------
CIGNA INTERNATIONAL FINANCE, INC.
CIGNA INTERNATIONAL HOLDINGS, LTD.
CIGNA INTERNATIONAL INSURANCE COMPANY OF HONG KONG LIMITED
CIGNA INTERNATIONAL INSURANCE MANAGERS, LTD.
CIGNA INTERNATIONAL INVESTMENT ADVISORS AUSTRALIA LIMITED
CIGNA INTERNATIONAL INVESTMENT ADVISORS K.K.
CIGNA INTERNATIONAL INVESTMENT ADVISORS, LTD.
CIGNA INTERNATIONAL STRATEGIC FUNDS,L.P.
CIGNA INVESTMENT ADVISORY COMPANY, INC.
CIGNA INVESTMENT GROUP, INC.
CIGNA INVESTMENTS AND PLACEMENTS COMPANY
CIGNA INVESTMENTS, INC.
CIGNA ITALY-SOCIETA A RESPONSABILITA LIMITATA
CIGNA LEVERAGED CAPITAL FUND, INC.
CIGNA LIFE INSURANCE COMPANY
CIGNA LIFE INSURANCE COMPANY OF CANADA
CIGNA LIFE INSURANCE COMPANY OF EURPOE S.A.-N.V.
CIGNA LIFE INSURANCE NEW ZEALAND LIMITED
CIGNA LLOYDS INSURANCE COMPANY
CIGNA MANAGED CARE BENEFITS COMPANY
CIGNA MARKETING GROUP, C.A.
CIGNA MEZZANINE CAPITAL, INC.
CIGNA MEZZANINE HOLDINGS II, INC.
CIGNA MEZZANINE HOLDINGS, INC.
CIGNA MEZZANINE PARTNERS II, L.P.
CIGNA MEZZANINE PARTNERS III, INC.
CIGNA MEZZANINE PARTNERS III, L.P.
CIGNA MORTGAGE SECURITIES, INC.
CIGNA OVERSEAS HOLDINGS, INC.
CIGNA OVERSEAS INSURANCE COMPANY LTD.
CIGNA PROPERTIES, INC.
CIGNA PROPERTY AND CASUALTY INSURANCE COMPANY
CIGNA RE CORPORATION
CIGNA REAL ESTATE FUND S LIMITED PARTNERSHIP
CIGNA REAL ESTATE FUND T LIMITED PARTNERSHIP
CIGNA REAL ESTATE, INC.
CIGNA REALTY RESOURCES, INC.-FIFTH
CIGNA REALTY RESOURCES, INC.-FIFTEENTH
CIGNA REALTY RESOURCES, INC.-TENTH

                                As of 12/31/97


Company Name
------------
CIGNA REALTY RESOURCES, INC.-TWELFTH
CIGNA SALUD ISAPRE S.A.
CIGNA SEGUROS DE COLUMBIA S.A.
CIGNA SERVICES U.K. LIMITED
CIGNA STAFF PENSION INVESTMENTS LIMITED
CIGNA SUPERANNUATION PTY. LIMITED
CIGNA THAI COMPANY LIMITED
CIGNA VARIABLE PRODUCTS GROUP
CIGNA WORLDWIDE INSURANCE COMPANY
COLUMBUS SQUARE SHOPPING CENTER COMPANY
COMPANIA ANONIMA DE SEGUROS "AVILA"
CONGEN PROPERTIES, INC.
CONNECTICUT GENERAL BENEFIT PAYMENTS, INC.
CONNECTICUT GENERAL CORPORATION
CONNECTICUT GENERAL EQUITY PROPERTIES-I LIMITED PARTNERSHIP CONNECTICUT GENERAL LIFE INSURANCE COMPANY
CONNECTICUT GENERAL REALTY INVESTORS-III LIMITED PARTNERSHIP CONNECTICUT GENERAL REALTY RESOURCES, INC.-FOURTH CONNECTICUT GENERAL REALTY RESOURCES, INC.-THIRD CONTABILIDAD MECANIZADA, SOCIEDAD ANONIMA
CONTEMPORARY MANAGEMENT ASSOCIATES, INC.
COORDINATED ARKANSAS PREFERRED PROVIDER ORGANIZATIONS, INC. COTTAGE GROVE VESSELS, INC.
COVER DIRECT, INC.
COVER-ALL TECHNOLOGIES, INC.
CROW-O.C.FUND T
CRUSADER COMPANY (GHANA) LIMITED
CRUSADER INSURANCE COMPANY (GHANA) LIMITED
DEBBOLI, MILLMAN, SPIEGEL & ASSOCIATES,P.C.
DELPANAMA, S.A.
DISABILITY CLAIM SERVICES, INC.
DON CE SAR RESORT HOTEL, LTD.
DUTTON PARTNERS
EMPLOYEE BENEFIT PLAN ADMINISTRATION, INC.
EMPRESSA GUATEMALTECA CIGNA DE SEGUROS, SOCIEDAD ANONIMA ENGINEERED DATA PRODUCTS, INC.
ERNEST LINSDELL LIMITED
ESIS INTERNATIONAL ASESORIAS LIMITADA
ESIS INTERNATIONAL, INC.
ESIS, INC.
EXCEL CIGNA SEGURADORA S.A.
FALKLAND PARTNERS
FIRE, EQUITY AND GENERAL INSURANCE COMPANY LIMITED

                                As of 12/31/97


Company Name
------------
FOREST PLACE ASSOICIATES
GARY J. SIENER, A LAW CORPORATION
GLENDALE ASSOCIATES
GLENDALE LIMITED PARTNERSHIP ASSOCIATES-II
GLENDALE OHRBACH'S ASSOCIATES
GLOBAL PORTFOLIO STRATEGIES, INC.
GLOBAL SURETY NETWORK, INC.
GPM GAS GATHERING L.L.C.
GRACE BROADCASTING LIMITED PARTNERSHIP
GRANCOL, ASESORAMIENTO Y SERVICIOS LTDA.
GREYLANDS BUSINESS PARK, PHASE 2
HAMPTON LAKES ASSOCIATES
HAZARD CENTER ASSOCIATES
HCW OIL INCOME FUND (DEVONIAN)
HEALTHSOURCE ARKANSAS PREFERRED, INC.
HEALTHSOURCE ARKANSAS VENTURES, INC.
HEALTHSOURCE ARKANSAS, INC.
HEALTHSOURCE CONNECTICUT VENTURES, INC.
HEALTHSOURCE CONNECTICUT, INC.
HEALTHSOURCE CORPORATE SERVICES, INC.
HEALTHSOURCE EMPLOYER SERVICES, INC.
HEALTHSOURCE GEORGIA, INC.
HEALTHSOURCE HEALTH PLANS, INC.
HEALTHSOURCE HMO OF NEW YORK, INC.
HEALTHSOURCE INDIANA INSURANCE COMPANY
HEALTHSOURCE INDIANA MANAGED CARE PLAN, INC.
HEALTHSOURCE INDIANA, INC.
HEALTHSOURCE INNOVATIVE MEDICAL MANAGEMENT, INC.
HEALTHSOURCE INSURANCE COMPANY
HEALTHSOURCE INSURANCE GROUP, INC.
HEALTHSOURCE INSURANCE SERVICES, INC.
HEALTHSOURCE KENTUCKY VENTURES, INC.
HEALTHSOURCE KENTUCKY, INC.
HEALTHSOURCE MAINE PREFERRED, INC.
HEALTHSOURCE MAINE, INC.
HEALTHSOURCE MANAGEMENT, INC.
HEALTHSOURCE MASSACHUSETTS, INC.
HEALTHSOURCE METROPOLITAN NEW YORK HOLDING COMPANY, INC.
HEALTHSOURCE NEW HAMPSHIRE, INC.
HEALTHSOURCE NEW YORK, INC.
HEALTHSOURCE NEW YORK/NEW JERSEY, INC.
HEALTHSOURCE NORTH CAROLINA ADMINISTRATORS, INC.
HEALTHSOURCE NORTH CAROLINA, INC.
HEALTHSOURCE NORTH TEXAS, INC.
HEALTHSOURCE OHIO PREFERRED, INC.
HEALTHSOURCE OHIO, VENTURES, INC.
HEALTHSOURCE OHIO, INC.
HEALTHSOURCE PHYSICIANS GROUP OF SOUTH CAROLINA, INC.
HEALTHSOURCE PREFERRED OF NEW YORK, INC.
HEALTHSOURCE PREFERRED, INC.

                                As of 12/31/97


Company Name
------------
HEALTHSOURCE PROPERTIES, INC.
HEALTHSOURCE PROVIDENT ADMINISTRATORS, INC.
HEALTHSOURCE RX, INC.
HEALTHSOURCE SOUTH CAROLINA, INC.
HEALTHSOURCE SOUTH, INC.
HEALTHSOURCE SYRACUSE, INC.
HEALTHSOURCE TENNESSEE PREFERRED, INC.
HEALTHSOURCE TENNESSEE, INC.
HEALTHSOURCE TEXAS, INC.
HEALTHSOURCE TRANSPORATION, INC.
HEALTHSOURCE, INC.
HERZOG LAW FIRM, P.A.
HORIZON PLACE ASSOICATES
HOUSTON PROPERTIES L.L.C.
HS NORTH TEXAS VENTURES, INC.
ICO, INC.
ILLINOIS UNION INSURANCE COMPANY
INA CORPORATION
INA FINANCIAL CORPORATION
INA HIMAWARI LIFE INSURANCE CO., LTD.
INA HOLDINGS CORPORATION
INA INVESTMENT SECURITIES, INC.
INA LIFE INSURANCE COMPANY OF NEW YORK
INA REINSURANCE COMPANY LTD.
INA SEGURADORA S.A.
INA SURPLUS INSURANCE COMPANY
INA TAX BENEFITS REPORTING, INC.
INAC CORP.
INAC CORP. OF CALIFORNIA
INACAN HOLDINGS LTD.
INAMAR INSURANCE UNDERWRITING AGENCY, INC.
INAMAR INSURANCE UNDERWRITING AGENCY, INC. OF MASSACHUSETTS
INAMAR INSURANCE UNDERWRITING AGENCY, INC. OF OHIO
INAMAR INSURANCE UNDERWRITING AGENCY, INC. OF TEXAS
INAPRO, INC.
INDEMNITY INSURANCE COMPANY OF NORTH AMERICA
INDI SERVICIOS C. LTDA.
INSTITUTIONAL REGIONAL MALL INVESTORS
INSURANCE COMPANY OF NORTH AMERICA
INSURANCE COMPANY OF NORTH AMERICA (U.K.) LIMITED
INTERNATIONAL REHABILITATION ASSOCIATES, INC.
INTERSTONE/CGL PARTNERS, L.P.
INTRACORP PEER REVIEW ORGANIZATION, INC.
INTRACORP, INC.
INVERSIONES CONTINENTAL, S.A. DE C.V.
INVERSIONES INA LIMITADA
JACOMO PRIMARY CARE, P.C.
JOHN D.WENDLER LAW OFFICES,P.C.
K.RUTH LARSON, ATTORNEY-AT-LAW, A PROFESSIONAL CORP
KILMOYLAR CORPORATION

                                As of 12/31/97


Company Name
------------
KOLL CENTER IRVINE NO.2 PARTNERSHIP
KOLL-TUSTIN BUSINESS CENTER
LA POSITIVA, COMPANIA NACIONAL DE SEGUROS SOCIEDAD ANONIMA
LATINA HOLDINGS, LTD.
LAW OFFICES OF ANN K. KANDEL,P.C.
LAW OFFICES OF FRANKLIN L. NOLTA, A PROFESSIONAL CORP
LAW OFFICES OF HOWARD S. ROBIN, P.C.
LAW OFFICES OF J.A. SETCHEL,P.A.
LAW OFFICES OF JOSEPH M. KENNEDY,P.C.
LAW OFFICES OF LAUREL F. MCMENAMIN, A PROFESSIONAL CORP
LAW OFFICES OF MARIA K. MENDROS, P.C.
LAW OFFICES OF MICHAEL R. VACCARO, P.C.
LAW OFFICES OF PETER J. GORELICK, P.C.
LEE GRAHAM KAROSEN, ATTORNEY-AT-LAW, A PROFESSIONAL CORP
LIFE INSURANCE COMPANY OF NORTH AMERICA
LINA BENEFIT PAYMENTS, INC.
LOVELACE HEALTH SYSTEMS, INC.
LP ASSOCIATES
LPA ASSOCIATES
LPB ASSOCIATES
LPC ASSOCIATES
LPD ASSOCIATES
LPY ASSOCIATES
LPZ ASSOCIATES
LULICH, MURPHY, DOWLING & ASSOCIATES, P.C.
MAINE ASSOCIATES
MALROSIAN, INC.
MANMEDCO, INC.
MANN & SHAPPELL,P.C.
MARITIME GENERAL INSURANCE COMPANY LIMITED
MARKETDYNE INTERNATIONAL, INC.
MCC BEHAVIORAL CARE OF CALIFORNIA, INC.
MCC BEHAVIORAL CARE, INC.
MCC INDEPENDENT PRACTICE ASSOCIATION OF GREATER NEW YORK, INC. MCCANDLESS SAN TOMAS NO.1
MCCANDLESS SAN TOMAS NO.2
METROPOLIS GENERAL PARTNERSHIP
MNH MALL, LLC
NEW ORLEANS RIVERWALK ASSOCIATES
NOESKE, ABBO AND ASSOCIATES,P.C.
NORTH CENTRAL TEXAS INDEPENDENT PRACTICE ASSOCIATION, P.A. NORTH LAUREL JOINT VENTURE
OAKS AT BAYMEADOW ASSOCIATES
OAKS AT REGENCY ASSOCIATES
OPENCONNECT SYSTEMS, INC.
ORCHARD GLEN VENTURE
P.T. ASURANSI CIGN INDONESIA
P.T. ASURANSI NIAGA CIGNA LIFE
PACIFIC EMPLOYERS INSURANCE COMPANY
PALMER PLAZA, LIMITED

                                As of 12/31/97


Company Name
------------
PARCWOOD-SACRAMENTO JOINT VENTURE
PARKVILLE PRIMARY CARE, P.C.
PCGP, INC.
PCIB CIGNA LIFE INSURANCE CORPORATION
PERDANA CIGNA INSURANCE BERHAD
PHS ACCESS CENTER, INC.
PHYSICIANS' HEALTH SYSTEMS, INC.
POWELL AND ARRIGHI, A PROFESSIONAL LAW CORPORATION
PROGRESSIVE PARTNERS (FORT STREET)
PROGRESSIVE PARTNERS (WING WO TAI BUILDING)
PROVIDENT HEALTH CARE PLAN, INC. OF NORTH CAROLINA
PROVIDENT HEALTH CARE PLAN, INC. OF SOUTH CAROLINA
PROVIDENT HEALTH CARE PLAN, INC. OF TENNESSEE
PROVIDENT HEALTH CARE PLANS, INC.
PSYCHOLOGICAL MANAGED CARE CONSULTANT,P.C.
PUEBLO MALL LIMITED PARTNERSHIP
QUEBEC STREET INVESTMENTS, INC.
R&B METRO CENTER ASSOCIATES
RAILROAD INSURANCE BROKERS, INC.
RAIN AND HAIL INSURANCE SERVICE INCORPORATED
REASEGURADORO NUEVO MUNDO S.A.
RECOVERY SERVICES INTERNATIONAL, INC.
REDHAIR & DOWNING, P.C.
REGIONAL MALL-CII,L.P.
REGIONAL MALL DEVELOPMENT PARTNERS LIMITED PARTNERSHIP
REINSURANCE SOLUTIONS INTERNATIONAL, L.L.C.
RETAIL/INSTITUTIONAL JOINT VENTURE
RIDGEDALE JOINT VENTURE
RIDGEDALE REIT PARTNERSHIP
RIDGEDALE REIT, INC.
RIYAD INSURANCE COMPANY LTD.
ROSADO GRANDE, INC.
ROOS LOOS HOSPITAL, INC.
SADDLEBACK ASSOCIATES
SADDLEBACK II ASSOCIATES
SAFIRE PRIVATE LIMITED
SAN RAMON PARTNERS
SAN TOMAS NO.1 LIMITED PARTNERSHIP
SAR AT SHAWNEE RIDGE,L.L.C.
SECON PROPERTIES
SEGUROS AZTECA, S.A.
SEGUROS CIGNA, S.A.
SEGUROS COMERCIAL AMERICA, S.A. DE C.V.
SEGUROS SAINT PAUL DE VENEZUELA, C.A.
SHOREBREESE ASSOCIATES, LLC
SILVER BROOK REAL ESTATE DEVELOPMENT COMPANY
SOUTH BAY TECH CENTER ASSOCIATES
SOUTH BAY/VIADEL ORO
SOUTHLAND JOINT VENTURE
SOUTHLAND REIT PARTNERSHIP
SOUTHLAND REIT, INC.

                                As of 12/31/97

Company Name
------------
SPRADLEY & COKER, INC.
SWIFT CREEK JOINT VENTURE
TEL-DRUG, INC.
TEMPLE INSURANCE COMPANY LIMITED
TERRA NOVA (BERMUDA) HOLDINGS LTD.
THE BOLINGER LAW FIRM, A PROFESSIONAL CORPORATION
THE CARLOS LAW FIRM,P.C.
THE CROSSINGS ASSOCIATES
THE DANIEL F. LACAVA LAW FIRM,P.C.
THE FIFTH AND RACE COMPANY LIMITED PARTNERSHIP
THE HAYES LAW FIRM, P.A.
THE HONE LAW FIRM, P.C
THE JOEL SMITH LAW FIRM, P.C.
THE LAW FIRM OF STEVEN L. SIDNEY, A PROFESSIONAL CORPORATION
THE MACLAUGHLIN LAW FIRM, P.C.
THE MORGAN STANLEY LEVERAGED EQUITY FUND L.P.
THE MORGAN STANLEY LEVERAGED MEZZANINE FUND L.P.
THE MORGAN STANLEY LEVERAGED SENIOR DEBT FUND L.P.
THE PETER G.STASSUN LAW FIRM,P.A.
THE ROBERT R. HARRIS LAW FIRM, P.C.
THE TULSA CORPORATION
TOWN COLONY ASSOCIATES
TOWN COLONY II ASSOCIATES
TRANSWESTERN/CONNECTICUT PARTNERS GP I L.L.C
TRANSWESTERN/CONNECTICUT PARTNERS I L.P.
TRILOG, INC.
TYSON'S CORNER HOTEL ASSOCIATES
VICTORIA HALL COMPANY LIMITED
WARNER NEWHOPE ASSOCIATES
WATERFORD PARTNERSHIP
WESTFORD OFFICE VENTURE
WOOD FOREST ASSOCIATES
WOOD HILLS ASSOCIATES
WORCESTER CENTER JOINT VENTURE

                                                                Attachment (III)


                                   STATEMENT
                                   ---------

The undersigned, Assistant Vice President and Principal Accounting Officer of the depositer, Connecticut General Life Insurance Company, pursuant to Rule 27d-2(a)(2) under the Investment Company Act of 1940, as amended, certifies as follows:

The fiscal year of the depositor, Connecticut General Life Insurance Company, extends from January 1 through December 31. During the most recent complete fiscal year (January 1, 1997 through December 31, 1997), and from
January 1, 1998 to date, said insurance company has, continuously and at all times, met the requirements of paragraph (a) (1) of Rule 27d-2 under the Investment Company Act of 1940, as amended.


                                           /s/ Dominic A. DellaVolpe
                                               ----------------------
                                               Dominic A. DellaVolpe
                                               Assistant Vice President
                                               (Principal Accounting
                                               Officer)

                                                                 Attachment (IV)

Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it meets all the requirements for effectiveness of this Registration Statement pursuant to Rule 485(b) or 486(b) under the Securities Act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized in the City of Bloomfield and State of Connecticut on the 27th day of February, 1998.

                              By Connecticut General Life Insurance Company (Depositor)


                              By /s/ Thomas C. Jones
                                 ------------------------------------------
                                 Thomas C. Jones


Pursuant to the Requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Date                      Signature                    Title
----                      ---------                    -----
2/27/98                   /s/ Thomas C. Jones          President (Principal
--------                  --------------------
                          Thomas C. Jones              Executive Officer)and
                                                       Director

1/26/98                   /s/ John Wilkinson           Vice President and Actuary
--------                  --------------------
                          John Wilkinson               (Principal Financial
                                                       Officer)

1/26/98                   /s/ Dominic A. DellaVolpe    Vice President
--------                  --------------------
                          Dominic A. DellaVolpe        (Principal Accounting
                                                       Officer)

1/26/98                   /s/ Andrew G. Helming        Secretary
--------                  --------------------
                          Andrew G. Helming

1/27/98                   /s/ Harold W. Albert         Director
-------                   --------------------
                          Harold W. Albert

1/27/98                   /s/ H. Edward Hanway         Director
-------                   --------------------
                          H. Edward Hanway

1/22/98                   /s/ Carol M. Olsen           Director
-------                   --------------------
                          Carol M. Olsen

Date                      Signature                    Title
----                      ---------                    -----
1/27/98                   /s/ Robert W. Burgess        Director
--------                  --------------------------
                          Robert W. Burgess

1/22/98                   /s/ John G. Day              Director
--------                  --------------------------
                          John G. Day

1/22/98                   /s/ John E. Pacy             Director
--------                  --------------------------
                          John E. Pacy

1/22/98                   /s/ Joseph M. Fitzgerald     Director
--------                  --------------------------
                          Joseph M. Fitzgerald

1/27/98                   /s/ Marc L. Preminger        Director
--------                  --------------------------
                          Marc L. Preminger

1/22/98                   /s/ Patricia L. Rowland      Director
--------                  --------------------------
                          Patricia L. Rowland

1/22/98                   /s/ W. Allen Schaffer, M.D.  Director
--------                  --------------------------
                          W. Allen Schaffer, M.D.

                                 Exhibit Index

(b)  Exhibits

          (6) Charter and Bylaws of Connecticut General Life Insurance Company, filed herewith.

          (10) Consent of Independent Accountants, filed herewith.